                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                    FIDELITY ADVISOR EMERGING ASIA FUND, INC.
                   -------------------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    (5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    -------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

    -------------------------------------------------

    (3)  Filing Party:

    -------------------------------------------------

    (4)  Date Filed:

    -------------------------------------------------

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

Dear Stockholder:

     I am writing to ask you for your vote on several important proposals, including a proposal to reorganize Fidelity Advisor Emerging Asia Fund, Inc. (Emerging Asia Fund) as an open-end fund. The annual stockholder meeting is scheduled for November 18, 1998. Votes received in time to be counted at the meeting will decide whether the proposed reorganization will take place. This package contains information about the proposals and includes all the materials you will need to vote by mail.

     Emerging Asia Fund's Board of Directors has reviewed the proposed reorganization and has recommended that the proposed transaction be presented to stockholders. The Directors, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a stockholder. The Directors have determined that the proposed reorganization is in the stockholders' best interest. However, the final decision is up to you.

     We have attached a summary of information in a question and answer format to assist you in understanding the proposals. The enclosed proxy statement includes a detailed description of each proposal, including the proposed reorganization.

     Please read the enclosed materials and promptly cast your vote on the proxy card(s). You are entitled to one vote for each share (and fractional votes for each fraction of a share) of Emerging Asia Fund that you owned as of the record date, September 30, 1998. Your vote is extremely important, no matter how large or small your holdings may be.

     VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign and date the card(s) before mailing it in the postage-paid envelope provided.

     If you have any questions before you vote, please call us at 1-800-526-0084. We will be glad to help you understand the proposals and get your vote in quickly. Thank you for your participation in this important initiative for your fund.
                                          Sincerely,

                                          --------------------------------------
                                                   Edward C. Johnson 3d
                                           Chairman and Chief Executive Officer

     IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

     Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. If you have any questions regarding the proposals, please call us at 1-800-526-0084. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO VOTE ON?

     Stockholders of Emerging Asia Fund are being asked to vote on proposals (i) to elect two Directors of Emerging Asia Fund, (ii) to ratify the selection of independent accountants of Emerging Asia Fund, (iii) to convert Emerging Asia Fund into an open-end fund by reorganizing (Reorganization) it as a new series (New Fund) of Fidelity Advisor Series VIII (Trust), (iv) to make Emerging Asia Fund's fundamental 65% "name test" investment policy non-fundamental, and (v) to adopt a new fundamental investment policy which permits Emerging Asia Fund to invest all of its assets in a mutual fund with substantially the same fundamental investment objective and policies as Emerging Asia Fund. Each year, stockholders are asked to approve the first two proposals. The third, fourth, and fifth proposals are discussed further below. The implementation of Proposal 5 is contingent on the approval of Proposal 3.

WHY REORGANIZE EMERGING ASIA FUND AS AN OPEN-END FUND?

     As a closed-end fund, Emerging Asia Fund's shares have traded at a persistent discount to their net asset value. To address this problem, in each of the past two years Emerging Asia Fund's Directors have authorized the fund to repurchase up to 10% of the Fund's outstanding shares. Although these offers were fully subscribed, those repurchases did not reduce Emerging Asia Fund's discount by any significant amount or for any appreciable period of time. Converting Emerging Asia Fund into an open-end fund will eliminate the discount and give shareholders the ability to realize the value of their shares by redeeming them from the New Fund at net asset value (subject to a redemption fee of 4% for the first six months following the Reorganization, as described below).

HOW WILL THE REORGANIZATION BE ACCOMPLISHED?

     The Reorganization will be accomplished by merging Emerging Asia Fund into a newly created multi-class series of the Trust. As a result of the Reorganization, stockholders will receive Class A shares of the New Fund in exchange for their shares of Emerging Asia Fund.

WHAT WILL BE THE NAME OF THE NEW FUND IF THE REORGANIZATION IS APPROVED?

     Fidelity Advisor Emerging Asia Fund, a series portfolio of Fidelity Advisor Series VIII.

WHEN WILL THE REORGANIZATION HAPPEN?

     The stockholder meeting is scheduled to take place on November 18, 1998. If approved, it is anticipated that the Reorganization will take place before June 30, 1999, but the Reorganization could be delayed or cancelled by the Board of Directors of Emerging Asia Fund or the Trustees of the Trust due to adverse market developments, such as the recent imposition of currency controls in Malaysia.

WILL THE INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS OF EMERGING ASIA FUND CHANGE AS A RESULT OF THESE TRANSACTIONS?

     The New Fund will have the same investment objective and, except as described below, substantially the same investment policies as now exist for Emerging Asia Fund. To conform Emerging Asia Fund's investment restrictions to those typically associated with Fidelity open-end international equity funds, one of Emerging Asia Fund's fundamental investment restrictions relating to Emerging Asia Fund's ability to borrow will be amended. The New Fund will also adopt new non-fundamental investment policies, including a new limit reducing the New Fund's ability to invest in illiquid securities. Other proposed changes relating to Emerging Asia Fund's fundamental "name test" policy and ability to invest in a pooled fund structure are discussed below.

WHO IS EMERGING ASIA FUND'S PORTFOLIO MANAGER?

     Peter F. Phillips has managed Emerging Asia Fund since its inception in 1994 and will continue to manage the New Fund after the Reorganization. Yosawadee Charnsethikul will continue to act as the fund's associate portfolio manager.

WHAT FEES WILL BE ASSOCIATED WITH THE NEW FUND?

     Open-end funds are generally more expensive to operate and administer than closed-end funds, and the expense ratio of the New Fund after the Reorganization may be higher than Emerging Asia Fund's expense ratio. Expenses of operation as an open-end fund that are not currently borne by Emerging Asia Fund include higher transfer agency and custodian expenses. To offset these expenses, FMR is proposing to reduce the management fee of the New Fund and has voluntarily agreed to reimburse the New Fund to the extent that total operating expenses exceed 2.00% of the average net assets attributable to the Class A shares of the New Fund for a period of not less than twelve months after the Reorganization. FMR has also agreed to voluntarily reimburse Emerging Asia Fund for certain transaction costs incurred in connection with implementation of the Reorganization to the extent such costs exceed $150,000.

WHY WILL THERE BE A REDEMPTION FEE OF 4% ON CURRENT STOCKHOLDERS FOR THE FIRST SIX MONTHS FOLLOWING THE REORGANIZATION?

     After closed-end funds convert to open-end funds they typically experience high levels of redemptions. The redemption fee is designed to protect long-term investors by offsetting the transaction costs that will be incurred by the New Fund if it experiences a large number of redemptions. The redemption fee will apply only to shares of the New Fund acquired in exchange for shares of Emerging Asia Fund and not to new purchases of shares of the New Fund. These redemption fees will be payable entirely to the New Fund and will not benefit FMR, the investment manager, in any way.

HOW WILL THE NUMBER OF SHARES OF THE NEW FUND THAT CURRENT STOCKHOLDERS RECEIVE BE DETERMINED?

     As a result of the Reorganization, each stockholder of Emerging Asia Fund will be credited with a number of full and fractional Class A shares of the New Fund equal in value to the aggregate net asset value of the shares of Emerging Asia Fund held by the stockholder on the date of the Reorganization.

WHY WILL CURRENT STOCKHOLDERS BE RECEIVING CLASS A SHARES OF THE NEW FUND IN EXCHANGE FOR THEIR SHARES OF EMERGING ASIA FUND?

     Class A shares of the New Fund have the lowest overall expenses and the lowest distribution fee of any class of shares of the New Fund available to non-institutional investors.

WHY WILL A 12B-1 FEE BE CHARGED ON CLASS A SHARES OF THE NEW FUND?

     Class A shares of the New Fund will be subject to a 12b-1 fee of 0.25% of the Fund's average net assets attributable to Class A shares. This fee, which is typical for open-end funds distributed through financial intermediaries, will be used to pay for services in connection with the distribution of Class A shares. To the extent these distribution efforts are successful in attracting new investments, this should benefit existing shareholders by lowering the on-going expenses of the New Fund. To the extent that the New Fund is successful in offsetting redemptions with sales of new shares, FMR believes it will also be able to manage the New Fund more efficiently.

WILL EMERGING ASIA FUND CONTINUE TO CONDUCT ANNUAL TENDER OFFERS FOR ITS SHARES?

     If approved, the proposed Reorganization will eliminate any need for an annual tender offer because former Emerging Asia Fund stockholders will be able to redeem their shares at net asset value after the Reorganization.

WHAT IS THE TAX IMPACT OF THE REORGANIZATION?

     The Reorganization will be structured to qualify as a tax-free reorganization for Federal income tax purposes.

HAS THE FUND'S BOARD APPROVED THE PROPOSAL?

     Yes. The Board of Directors of Emerging Asia Fund has unanimously approved the proposed Reorganization and recommends that you vote for the proposal. The Board of Trustees of the Trust has also approved the Reorganization.

WHAT HAPPENS IF THE REORGANIZATION PROPOSAL IS NOT APPROVED?

     If the Reorganization proposal is not approved by stockholders, the Board may consider other options, including continuing to operate the fund as a closed-end fund or liquidating the fund. Also, Proposal 5 will not be implemented.

WHY IS IT BEING PROPOSED TO CHANGE EMERGING ASIA FUND'S FUNDAMENTAL 65% "NAME TEST" INVESTMENT POLICY TO A NON-FUNDAMENTAL INVESTMENT POLICY?

     Currently, Emerging Asia Fund has a fundamental investment policy which states that under normal market conditions, at least 65% of Emerging Asia Fund's total assets will be invested in equity and debt securities of Asian emerging market issuers. The SEC has proposed, but has not yet approved, a rule which may require that this investment policy be changed in the near future. Since this investment policy is fundamental, it is changeable only by vote of a majority of the outstanding shares of Emerging Asia Fund. A non-fundamental policy may be changed by the Board of Directors of Emerging Asia Fund without stockholder approval. Approval of the proposal will give the Directors the flexibility to conform Emerging Asia Fund's 65% "name test" policy to the requirements of the new SEC rule, if adopted, without incurring the costs and delays of a stockholder meeting. The Directors anticipate that approval of this proposal will have no material effect on Emerging Asia Fund or its investment operations.

WHY IS THE ADOPTION OF A POOLED FUND STRUCTURE FUNDAMENTAL INVESTMENT POLICY WHICH PERMITS EMERGING ASIA FUND TO INVEST ALL OF ITS ASSETS IN A MUTUAL FUND WITH SUBSTANTIALLY THE SAME FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICIES AS EMERGING ASIA FUND BEING PROPOSED?

     Adoption of this fundamental investment policy is being proposed to conform the investment restrictions of Emerging Asia Fund to those of other Fidelity open-end international equity funds. Since the proposed investment restriction permits Emerging Asia Fund to invest only in a management company managed by FMR which has substantially the same fundamental investment objective, policies, and limitations as Emerging Asia Fund, the Directors anticipate that approval of the proposal will have no material effect on Emerging Asia Fund or its investment operations. Also, Emerging Asia Fund will adopt a non-fundamental policy stating that it does not currently intend to invest all of its assets in the securities of such a company.

HOW MANY VOTES ARE STOCKHOLDERS ENTITLED TO CAST?

     Each stockholder is entitled to one vote for each share (and fractional votes for each fraction of a share) of Emerging Asia Fund owned as of the record date, September 30, 1998.

WHAT HAPPENS IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED STOCKHOLDER MEETING DATE?

     If necessary to facilitate receiving sufficient votes, Fidelity or D.F. King & Co., Inc., a proxy solicitation firm, may contact stockholders by mail or telephone. Therefore, stockholders are encouraged to vote as soon as they review the enclosed proxy materials to avoid the costs associated with additional mailings or telephone calls. If there are not sufficient votes to approve the proposals by the time of the Stockholder Meeting on November 18, 1998, the meeting may be adjourned to permit further solicitation of proxy votes.

HOW DO STOCKHOLDERS VOTE THEIR SHARES?

     You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-526-0084.

HOW DO YOU SIGN THE PROXY CARD?

Individual Accounts:  Stockholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:       Either owner may sign, but the name of the person signing
                      should conform exactly to a name shown in the registration.

All Other Accounts:   The person signing must indicate his or her capacity. For
                      example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

 Fidelity Investments Institutional Service Company, Inc. 82 Devonshire Street,
                               Boston, MA 02110.
 Brokerage services provided by Fidelity Brokerage Services, Inc. Member NYSE,
                                     SIPC.

                   FIDELITY ADVISOR EMERGING ASIA FUND, INC.
               82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
                                 1-800-526-0084

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

To the Stockholders of the Above Fund:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (Meeting) of Fidelity Advisor Emerging Asia Fund, Inc. (Emerging Asia Fund) will be held at the offices of Emerging Asia Fund, 82 Devonshire Street, Boston, Massachusetts 02109, on November 18, 1998, at 1:00 p.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof:

          (1) To elect two Class I Directors of Emerging Asia Fund to serve for a term expiring on the date on which an annual meeting of stockholders is held in 2000 or until their successors are duly elected and qualified.

          (2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Emerging Asia Fund.

          (3) To approve the reorganization (Reorganization) of Emerging Asia Fund as an open-end investment company pursuant to an Agreement and Plan of Reorganization (Agreement) between Emerging Asia Fund and Fidelity Advisor Series VIII, a Massachusetts business trust (Trust), providing for the transfer of all of the assets of Emerging Asia Fund to a newly created series of the Trust (New Fund) in exchange for Class A shares of beneficial interest of the New Fund and the assumption by the New Fund of the liabilities of Emerging Asia Fund and the distribution of such Class A shares of the New Fund to stockholders of Emerging Asia Fund upon the liquidation and dissolution of Emerging Asia Fund, and, in connection therewith, to vote on and approve (i) the amendment of a fundamental investment restriction of Emerging Asia Fund, (ii) a new Investment Management Agreement between the Trust, on behalf of the New Fund, and Fidelity Management & Research Company (FMR), (iii) new Sub-Advisory Agreements among the Trust, on behalf of the New Fund, FMR and each of (a) Fidelity International Investment Advisors (FIIA), which in turn shall enter into a Sub-Subadvisory Agreement with Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)), (b) Fidelity Investments Japan Limited (FIJ), (c) Fidelity Management & Research (Far East) Inc. (FMR (Far East)) and (d) Fidelity Management & Research (U.K.) Inc. (FMR (U.K.)), (iv) a Distribution and Service Plan with respect to the Class A shares of the New Fund, and (v) the elimination of the undertaking in Emerging Asia Fund's prospectus that Emerging Asia Fund will conduct annual tender offers for its shares under the terms and conditions set forth in such prospectus.

          (4) To make Emerging Asia Fund's current fundamental 65% "name test" investment policy non-fundamental.

          (5) If Proposal 3 is approved, to adopt a new fundamental investment policy permitting Emerging Asia Fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies as Emerging Asia Fund.

     The principal purpose of the Reorganization is to convert Emerging Asia Fund from a Maryland corporation to an open-end, multiple-class fund organized as a newly created series of a Massachusetts business trust. As a result of the Reorganization, each stockholder of Emerging Asia Fund will be credited with a number of full and fractional Class A shares of the New Fund equal in value to the aggregate net asset value of shares of Emerging Asia Fund held by such stockholder on the date of the Reorganization. The net asset value of each fund shall be determined according to each fund's valuation procedures. There are no material differences between the way Emerging Asia Fund and the New Fund determine their respective net asset values. The New Fund will operate as an open-end fund with the same investment objective, and substantially the same policies and restrictions (other than as amended as described in Proposals 3, 4 and 5 in this Proxy Statement) as currently exist for Emerging Asia Fund.

     The Board of Directors has fixed the close of business on September 30, 1998, as the record date for the determination of the stockholders of Emerging Asia Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

                                          By order of the Board of Directors,

                                          ERIC D. ROITER,
                                          Secretary
September 30, 1998

                            YOUR VOTE IS IMPORTANT -
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                     INSTRUCTIONS FOR EXECUTING PROXY CARD

     The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

          1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

          3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.

For example:

             REGISTRATION
             ------------                   VALID SIGNATURE
A    (1) ABC Corp.                          John Smith, Treasurer
     (2) ABC Corp.                          John Smith, Treasurer
     c/o John Smith, Treasurer
B    (1) ABC Corp. Profit Sharing           Ann B. Collins, Trustee
     (2) ABC Trust                          Ann B. Collins, Trustee
     (3) Ann B. Collins, Trustee            Ann B. Collins, Trustee
     u/t/d 12/28/78
C    (1) Anthony B. Craft, Cust.            Anthony B. Craft
     f/b/o Anthony B. Craft, Jr.
     UGMA

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Voting Information.......................................................     1
Synopsis.................................................................     2
Proposal 1:  To Elect Directors..........................................     4
Proposal 2:  To Ratify the Selection of PricewaterhouseCoopers LLP as
             Independent Accountants of Emerging Asia Fund...............     8
Proposal 3:  To Approve the Reorganization...............................     9
Proposal 4:  To Make Emerging Asia Fund's Fundamental 65% "Name Test"
             Investment Policy Non-Fundamental...........................    23
Proposal 5:  If Proposal 3 Is Approved, to Adopt on Behalf of the New
             Fund a New Fundamental Investment Policy Permitting the New
             Fund to Invest All of Its Assets in Another Open-End
             Investment Company Managed by FMR or an Affiliate with
             Substantially the Same Investment Objective and Policies as
             Emerging Asia Fund..........................................    23
Miscellaneous............................................................    27
Exhibit 1.   Form of Agreement and Plan of Reorganization

                                PROXY STATEMENT
                       ANNUAL MEETING OF STOCKHOLDERS OF
                   FIDELITY ADVISOR EMERGING ASIA FUND, INC.
               82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
                                 1-800-526-0084

                            ------------------------

                        TO BE HELD ON NOVEMBER 18, 1998

                            ------------------------

                               VOTING INFORMATION

                            ------------------------

     This Proxy Statement (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of Fidelity Advisor Emerging Asia Fund, Inc. (Emerging Asia Fund) to be used at the Annual Meeting of Stockholders of Emerging Asia Fund and at any adjournments thereof (Meeting), to be held on November 18, 1998 at 1:00 p.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of Emerging Asia Fund and Fidelity Management & Research Company (FMR), the Fund's investment manager.

     The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about September 30, 1998. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of Emerging Asia Fund. In addition, D.F. King & Co., Inc. will assist the Fund in soliciting proxies for the Meeting and will be paid a fee of approximately $3,500 (or such other fee as determined necessary and appropriate by the Fund) plus out-of-pocket expenses. The expenses in connection with preparing this Proxy Statement and its enclosures will be paid by Emerging Asia Fund. The Fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

     If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by Emerging Asia Fund, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

     All proxy cards solicited by the Board of Directors that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Stockholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring stockholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A stockholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

     EMERGING ASIA FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997 AND ITS SEMI-ANNUAL REPORT FOR THE PERIOD ENDED APRIL 30, 1998, TO ANY STOCKHOLDER REQUESTING EITHER REPORT. REQUESTS FOR THE ANNUAL REPORT AND THE SEMI-ANNUAL REPORT SHOULD BE MADE IN WRITING TO FIDELITY ADVISOR EMERGING ASIA FUND, INC., 82 DEVONSHIRE STREET, BOSTON, MA 02109, OR BY CALLING 1-800-522-7297.

     Fidelity Management & Research Company (FMR), with main offices located at 82 Devonshire Street, Boston, Massachusetts 02109, is Emerging Asia Fund's Investment Manager. Fidelity International Investment Advisors (FIIA), with main offices located at Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda, and an office located at Citibank Tower, 16th Floor, Three Garden Road, Central, Hong Kong, is Emerging Asia Fund's Investment Adviser.

     On July 31, 1998, there were 6,842,146 shares issued and outstanding for Emerging Asia Fund. Stockholders of record of Emerging Asia Fund at the close of business on September 30, 1998 will be entitled to vote at the Meeting with respect to the proposals set forth in the accompanying notice. Each such stockholder will be entitled to one vote for each share (and proportionate fractional votes for each fraction of a share) held on that date.

     As of July 31, 1998, the Directors and officers of Emerging Asia Fund owned, in the aggregate, less than 1% of the Fund's total outstanding shares.

     As of February 12, 1998, to the knowledge of Emerging Asia Fund, the President & Fellows of Harvard was the beneficial owner of 481,209 shares of Emerging Asia Fund, which at that time constituted 6.3% of the issued and outstanding shares of Emerging Asia Fund. As of January 21, 1998, to the knowledge of Emerging Asia Fund, Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc. was the beneficial owner of 822,612 shares of Emerging Asia Fund, which at that time constituted 10.8% of the issued and outstanding shares of Emerging Asia Fund.

     To the knowledge of Emerging Asia Fund, no other stockholder owned beneficially 5% or more of the outstanding shares of Emerging Asia Fund as of July 31, 1998.

VOTES REQUIRED:

     A MAJORITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND TO APPROVE PROPOSAL 2. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF CAPITAL STOCK OF EMERGING ASIA FUND OUTSTANDING AND ENTITLED TO VOTE THEREUPON IS NECESSARY TO APPROVE PROPOSAL 3 AND TO APPROVE PROPOSAL 4. IF PROPOSAL 3 IS APPROVED, A MAJORITY OF ALL VOTES CAST AT THE MEETING IS NECESSARY TO APPROVE PROPOSAL 5.

                                    SYNOPSIS

     Stockholders of Emerging Asia Fund will be asked at the upcoming Meeting
(i) to elect two Class I Directors of Emerging Asia Fund to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2000, or until their successors are duly elected and qualified, (ii) to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Emerging Asia Fund, (iii) to vote upon and approve the reorganization (Reorganization) as an open-end fund, as described below, (iv) to make Emerging Asia Fund's fundamental 65% "name test" investment policy non-fundamental, and
(v) to adopt a new fundamental investment policy for Emerging Asia Fund permitting Emerging Asia Fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies as Emerging Asia Fund. The implementation of Proposal 5 is contingent on the approval of Proposal 3.

THE PROPOSED REORGANIZATION

     Stockholders of Emerging Asia Fund are being asked to approve the Reorganization, the principal purpose of which is to convert Emerging Asia Fund into an open-end fund by reorganizing the Fund as a newly-created series (New
Fund) of Fidelity Advisor Series VIII, a Massachusetts business trust (Trust). As a closed-end fund, Emerging Asia Fund's shares have traded at a persistent discount to net asset value (NAV). Converting Emerging Asia Fund into an open-end fund will eliminate the discount and give shareholders of the New Fund the ability to realize the value of their shares by redeeming them from the New Fund at NAV (subject to a redemption fee of 4% for the first six months following the Reorganization, as described in Proposal 3).

     The Reorganization will be accomplished pursuant to an Agreement and Plan of Reorganization (Agreement), which provides for the acquisition by the New Fund of all of the assets of Emerging Asia Fund in exchange for Class A shares of beneficial interest of the New Fund and the assumption by the New Fund of the liabilities of Emerging Asia Fund. As provided in the Agreement, Emerging Asia Fund will then distribute the Class A shares of the New Fund to its stockholders in liquidation of Emerging Asia Fund on the date on which the Reorganization occurs or such other date as the Board of Directors of Emerging Asia Fund and the Board of Trustees of the Trust may determine (Closing Date). Accordingly, as a result of the Reorganization, Emerging Asia Fund will dissolve and the former stockholders of Emerging Asia Fund will become Class A shareholders of the New Fund.

     The New Fund will continue to have the same investment objective, and, except as described below, substantially the same investment policies and restrictions as currently apply to Emerging Asia Fund. As described in Proposal 3, in order to conform Emerging Asia Fund's investment restrictions to those typically associated with Fidelity open-end international equity funds, one of Emerging Asia Fund's fundamental investment restrictions relating to Emerging Asia Fund's ability to borrow will be amended. The New Fund will also adopt new non-fundamental investment policies, including a new limit reducing the New Fund's ability to invest in illiquid securities. Moreover, as described in Proposal 4, stockholders will also be asked to approve the adoption of a proposal to make Emerging Asia Fund's fundamental 65% "name test" investment policy non-fundamental. In addition, as described in Proposal 5, stockholders will be asked to approve the adoption of a new fundamental investment policy on behalf of the New Fund permitting the New Fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies as Emerging Asia Fund.

     In approving the Reorganization, stockholders of Emerging Asia Fund will also be approving a new Management Agreement, new Sub-Advisory Agreements and a new Distribution and Service Plan for the New Fund. Under the new Management Agreement, FMR will continue to manage the New Fund, but will reduce its management fee from 1.00% of Emerging Asia Fund's average daily net assets (subject to a performance adjustment that can increase or decrease FMR's fee by up to 0.25% of Emerging Asia Fund's monthly average net assets over the performance period) to an effective rate of 0.74% of the New Fund's average daily net assets (without any performance adjustment). FMR has also agreed to voluntarily reimburse the New Fund to the extent that total operating expenses exceed 2.00% of the average net assets attributable to the Class A shares of the New Fund for a period of not less than twelve months after the Reorganization. FMR will voluntarily cap the expense levels for the New Fund's other share classes at comparable levels. FMR has also voluntarily agreed to reimburse Emerging Asia Fund for certain transactional costs incurred in connection with the implementation of the Reorganization to the extent such costs exceed $150,000.

     Each stockholder of Emerging Asia Fund will be credited with a number of full and fractional Class A shares of the New Fund equal in value to the aggregate net asset value of Emerging Asia Fund held by such stockholder on the Closing Date. The net asset value of each fund shall be determined according to each fund's valuation procedures. There are no material differences between the way Emerging Asia Fund and the New Fund determine their respective net asset values. Emerging Asia Fund stockholders will not pay any sales load in connection with the exchange of Emerging Asia Fund shares for Class A shares of the New Fund, but the Class A shares will be subject to a 12b-1 fee calculated as a percentage of the New Fund's average net assets attributable to Class A shares at an annual rate of 0.25%. The 12b-1 fee applicable to the Class A shares will be lower than the 12b-1 fee applicable to any other share class of the New Fund available to non-institutional investors.

     The Emerging Asia Fund and the Trust have received an opinion of counsel that the Reorganization will not result in any gain or loss for Federal income tax purposes to Emerging Asia Fund, the New Fund, stockholders of Emerging Asia Fund or shareholders of the New Fund.

     If approved at the meeting, it is anticipated that the Reorganization will occur prior to June 30, 1999, but the Reorganization could be delayed or cancelled as provided in the Agreement. The Agreement provides that if either the Board of Directors of Emerging Asia Fund or the Trustees of the Trust determine that consummation of the Reorganization is impracticable or inadvisable due to adverse market developments, such as the recent imposition of currency controls in Malaysia or otherwise, the parties may determine to delay the Reorganization or terminate the Agreement in its entirety. See "Proposal
3 -- To Approve the Reorganization."

                                 THE PROPOSALS

PROPOSAL 1.  TO ELECT DIRECTORS

     Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies for the election of the two nominees listed below as Class I Directors of Emerging Asia Fund:

                  Edward C. Johnson 3d
                  Bertram H. Witham, Jr.

to serve for terms expiring on the date of the annual meeting of stockholders in 2000 or until their successors are duly elected and qualified. If either such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace such nominee. THESE NOMINEES ARE BEING NOMINATED TO SERVE AS DIRECTORS OF EMERGING ASIA FUND UNTIL THE REORGANIZATION, OR, IF THE REORGANIZATION DOES NOT OCCUR, UNTIL THE DATE ON WHICH AN ANNUAL MEETING OF STOCKHOLDERS IS HELD IN 2000 OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. THE TRUST IS GOVERNED BY A SEPARATE BOARD OF TRUSTEES. FOR A DESCRIPTION OF THE TRUSTEES, PLEASE SEE "INFORMATION REGARDING THE TRUST."

     The nominees named below are currently Directors of Emerging Asia Fund, and have served in that capacity continuously since originally elected. The nominees are not related to one another.

     In the election of Directors, if the two nominees receive a majority of the votes cast at the Meeting, and providing a quorum is present, they will be elected.

            NOMINEES (AGE)+
                CLASS I                             PRINCIPAL OCCUPATION**                DIRECTOR SINCE
            ---------------                         ----------------------                --------------
*Edward C. Johnson 3d (68).............  Chairman, Chief Executive Officer and a               1994
                                         Director of FMR Corp.; Director and Chairman
                                         of the Board and of the Executive Committee
                                         of FMR; Chairman and a Director of Fidelity
                                         Investments Money Management, Inc. (1998),
                                         Fidelity Management & Research (U.K.) Inc.,
                                         and Fidelity Management & Research (Far East)
                                         Inc.; Director or Trustee and President of
                                         all other Fidelity registered management
                                         investment companies advised by FMR; Chairman
                                         of Fidelity International Limited; Chairman
                                         of all funds in the Fidelity Group of
                                         International Funds and of Fidelity Advisor
                                         World Funds (1995-present).

Bertram H. Witham, Jr. (79)............  Former Trustee, Fidelity U.S.-registered              1994
                                         open-end investment companies (1979-1993);
                                         Chairman and Director, Preferred Lodging
                                         System; Director, Bill Glass Ministries;
                                         Trustee, Fidelity North Carolina Capital
                                         Management Fund; former Treasurer, IBM Co.
                                         (1973-1978); Director of Fidelity Advisor
                                         Korea Fund, Inc. (1994-present) and of
                                         Fidelity Advisor World Funds (1995-present).

- ---------------
 * An "interested person" of the Fund, as defined by the Investment Company Act of 1940.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

 + Based on statements furnished to the Fund by the nominees, as of April 30, 1998, neither of the nominees beneficially owned any shares of the Fund.

     If elected, each nominee will hold office in accordance with Emerging Asia Fund's Bylaws and Articles of Incorporation, except that (a) any Director may resign; and (b) any Director may be removed only with cause, provided, however, that such removal may be made only by the vote of three-fourths of the shares of capital stock of Emerging Asia Fund outstanding and entitled to vote thereupon, voting together, as a single class, at any Annual or Special Meeting of Stockholders. In case a vacancy for any reason exists, the remaining Directors will fill such vacancy by appointing another Director, so long as, immediately after such appointment, at least two-thirds of the Directors have been elected by stockholders. If, at any time, less than a majority of the Directors holding office has been elected by the stockholders, the Directors then in office will promptly call a stockholders' meeting for the purpose of electing a Board of Directors.

     Emerging Asia Fund's Board, which is currently composed of two interested and four non-interested Directors, met five times during the twelve months ended October 31, 1997. It is expected that the Directors will meet at least four times a year at regularly scheduled meetings. Each Director attended at least 75% of the aggregate number of Board meetings and meetings of committees on which he served during the twelve months ended October 31, 1997.

     Emerging Asia Fund's Audit Committee is composed entirely of Directors who are not interested persons of Emerging Asia Fund or of FMR or its affiliates and normally meets twice a year, or as required, prior to meetings of the Board of Directors. Currently, Messrs. Edward H. Malone, Helmert Frans van den Hoven, Bertram H. Witham, Jr. and David L. Yunich are members of the Audit Committee. The Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for Emerging Asia Fund (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended October 31, 1997, the Audit Committee held two meetings.

     Emerging Asia Fund's Nominating Committee is composed entirely of Directors who are not interested persons of Emerging Asia Fund or of FMR or its affiliates and meets as required, prior to meetings of the Board of Directors, to select the independent Directors. Currently, Messrs. Edward H. Malone, Helmert Frans van den Hoven, Bertram H. Witham, Jr. and David L. Yunich are members of the Nominating Committee. The Committee is charged with the duties of periodically reviewing the composition and compensation of the Board of Directors, proposing additional non-interested Directors, and monitoring the performance of legal counsel employed by Emerging Asia Fund and the non-interested Directors. The Nominating Committee met once during the fiscal year ended October 31, 1997. The Nominating Committee will consider nominees recommended by stockholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of Emerging Asia Fund.

     For the fiscal year ended October 31, 1997, the non-interested directors of Emerging Asia Fund received in their capacity as directors of the Fund, fees and expenses from Emerging Asia Fund equal to $52,365.

CURRENT DIRECTORS OF THE FUND

NAME (AGE)+                                      PRINCIPAL OCCUPATION**           DIRECTOR SINCE
- -----------                                      ----------------------           --------------
Helmert Frans van den Hoven K.B.E.       Former Member, Supervisory Board, Royal       1994
  (75).................................  Dutch Petroleum Company (1984-1994);
                                         former Chairman, Supervisory Board,
                                         ABN/Amro Bank (1992-1994); former
                                         Chairman, Unilever N.V. (1975-1984);
                                         former Vice-Chairman, Unilever PLC
                                         (1975-1984); former Chairman/Member of
                                         supervisory boards of various Dutch
                                         companies; Member, Supervisory Board,
                                         Hunter Douglass (1984-present);
                                         Director of a number of other funds in
                                         the Fidelity Group of International
                                         Funds (1994-present); Director of
                                         Fidelity Advisor Korea Fund, Inc.
                                         (1994-present) and of the Fidelity
                                         Advisor World Funds (1995-present).

NAME (AGE)+                                      PRINCIPAL OCCUPATION**           DIRECTOR SINCE
- -----------                                      ----------------------           --------------
Edward H. Malone (73)..................  Former Trustee, Fidelity                      1997
                                         U.S.-registered open-end investment
                                         companies (1979-1996); former Trustee,
                                         Rensselaer Polytechnic Institute (1982-
                                         1996) and Prudential Savings Bank
                                         (1980-1987); former Director, Allegheny
                                         Energy (1985-1997), GenRe Corp.
                                         (1984-1997), Mattel Corp. (1984-1997)
                                         and Corporate Property Investors
                                         (1985-1996); Member of Advisory Board,
                                         Butler Capital Corp. and Unilever
                                         "Progress" Pension Fund; former Member
                                         of Advisory Board, Warburg Pincus
                                         Partnership Funds (1984-1997); former
                                         Chairman, General Electric Investment
                                         Co., and Vice President, General
                                         Electric Co. (1970-1986); Director of
                                         Fidelity Advisor Korea Fund, Inc.
                                         (1997-present) and of the Fidelity
                                         Advisor World Funds (1997-present).

Robert C. Pozen (52)...................  Chairman and Director of FMR                  1997
                                         (1997-present); President and Director
                                         of Fidelity Investments Money
                                         Management, Inc. (1998-present),
                                         Fidelity Management & Research (U.K.)
                                         Inc. (1997-present), and Fidelity
                                         Management & Research (Far East) Inc.
                                         (1997-present); former General Counsel,
                                         Managing Director, and Senior Vice
                                         President of FMR Corp. (1987-1997);
                                         Trustee of other funds advised by FMR
                                         (1997-present); Director of Fidelity
                                         Advisor Korea Fund, Inc. (1997-present)
                                         and of the Fidelity Advisor World Funds
                                         (1997-present).

David L. Yunich (80)...................  Former Trustee, Fidelity                      1994
                                         U.S.-registered open-end investment
                                         companies (1978-1990); former
                                         consultant, W.R. Grace & Company (1977-
                                         1995); former Director, New York Racing
                                         Association (1977-1995); former
                                         Director, Prudential Insurance Company
                                         of America (1955-1991); former
                                         Director, River Bank America
                                         (1964-1997); former Director, W.R.
                                         Grace & Company (1977-1995); former
                                         Director, NYNEX Corporation
                                         (1970-1990); former Trustee, Saratoga
                                         Performing Arts Center, Boy Scouts of
                                         America, and Carnegie Hall; former
                                         President, Vice Chairman and Director,
                                         R.H. Macy & Company (1955-1978);
                                         Trustee, Fidelity Investments
                                         Charitable Gift Fund (1992-present);
                                         Director of Fidelity Advisor Korea
                                         Fund, Inc. (1994-present) and of the
                                         Fidelity Advisor World Funds
                                         (1995-present).

* Edward C. Johnson 3d (68)............  See Nominee table.                            1994

 Bertram H. Witham, Jr. (79)...........  See Nominee table.                            1994

- ---------------
 * An "interested person" of the Fund, as defined by the Investment Company Act of 1940.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

 + Based on statements furnished to the Fund by each Director, as of April 30, 1997, the Directors cumulatively and in the aggregate beneficially owned less than 1% of the Fund.

     The following table sets forth information describing the compensation of each Director of Emerging Asia Fund for his services as a Director for the fiscal year ended October 31, 1997.

                                          AGGREGATE COMPENSATION     TOTAL COMPENSATION
NAME OF DIRECTOR                         FROM EMERGING ASIA FUND*    FROM FUND COMPLEX**
- ----------------                         ------------------------    -------------------
Helmert Frans van den Hoven............          $12,000                   $24,000
Bertram H. Witham, Jr..................           12,000                    50,000
David L. Yunich........................           12,000                    24,000
Edward H. Malone.......................            7,333                    47,417
Edward C. Johnson 3d***................                0                         0
Robert C. Pozen***.....................                0                         0

- ---------------

  * Includes compensation paid to Directors by the Fund. The Fund's Directors do not receive any pension or retirement benefits from the Fund as compensation for their services as Directors of the Fund.

 ** As defined in Item 22 of Schedule 14A of the Securities Exchange Act of
    1934. Including the Fund, as of March 31, 1998, there were 232 investment companies in the Fund Complex. Messrs. Johnson and Pozen are both Directors or Trustees of 232 of the investment companies in the Fund Complex, including the Fund. Messrs. van den Hoven, Malone and Yunich are Directors of two investment companies in the Fund Complex, including the Fund. Mr. Witham is a Director or Trustee of four investment companies in the Fund Complex, including the Fund. Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996 by the open-end investment companies in the Fund Complex (Open-End Funds), Messrs. Witham and Yunich, upon reaching age 72, became eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based upon their basic trustees fees and length of service as trustee for the Open-End Funds. During the year ended October 31, 1997, Messrs. Witham and Yunich received $50,000 in payments under that retirement program. Mr. Malone, upon retirement as a trustee for the Open-End Funds, deferred his accrued retirement benefits for his service as a trustee for the Open-End Funds under a deferred compensation plan. The obligation of the Open-End Funds to make such payments is not secured or funded.

*** Messrs. Johnson and Pozen, who are "interested persons" of the Fund, do not receive any compensation from the Fund or other investment companies in the Fund Complex for their services as Directors or Trustees, and are compensated by FMR.

EXECUTIVE OFFICERS OF EMERGING ASIA FUND

                                          POSITION WITH EMERGING               PRINCIPAL OCCUPATION
                                                ASIA FUND                              AND
            NAME (AGE)                        (BEGINNING IN)                   OTHER AFFILIATIONS*
            ----------                    ----------------------               --------------------
Edward C. Johnson 3d (68).........  Director and President (1994)       See Current Directors of the Fund
                                                                        table.

Robert C. Pozen (52)..............  Director and Senior Vice President  See Current Directors of the Fund
                                    (1994)                              table.

Robert H. Auld (52)...............  Senior Vice President (1998)        Senior Vice President, Fidelity
                                                                        Management & Research (Far East)
                                                                        Inc. (1997-present); former
                                                                        Director of Research, Money Market
                                                                        Division, FMR Texas Inc.
                                                                        (1991-1997); Vice President of
                                                                        Fidelity Advisor Korea Fund, Inc.
                                                                        (1997-present).

                                          POSITION WITH EMERGING               PRINCIPAL OCCUPATION
                                                ASIA FUND                              AND
            NAME (AGE)                        (BEGINNING IN)                   OTHER AFFILIATIONS*
            ----------                    ----------------------               --------------------
Richard A. Silver (51)............  Treasurer (1997)                    Treasurer of the Fidelity Funds
                                                                        and an employee of FMR
                                                                        (1997-present); former Executive
                                                                        Vice President, Fund Accounting &
                                                                        Administration, First Data
                                                                        Investor Services Group, Inc.
                                                                        (1996-1997); former Senior Vice
                                                                        President and Chief Financial
                                                                        Officer, The Colonial Group, Inc;
                                                                        former Chairman,
                                                                        Accounting/Treasurer's Com-
                                                                        mittee, Investment Company
                                                                        Institute (1987-1993).

Eric D. Roiter (50)...............  Secretary (1998)                    Vice President and General Counsel
                                                                        of FMR (1998-present); Adjunct
                                                                        Member, Faculty of Law, at
                                                                        Columbia University Law School
                                                                        (1996-1997); former partner,
                                                                        Debevoise & Plimpton (1981-1997);
                                                                        former Assistant General Counsel,
                                                                        U.S. Securities and Exchange
                                                                        Commission (1979-1981).

Leonard M. Rush (52)..............  Assistant Treasurer (1997)          An employee of FMR (1994-present);
                                                                        former Chief Compliance Officer of
                                                                        FMR Corp. (1993-1994); former
                                                                        Chief Financial Officer of
                                                                        Fidelity Brokerage Services, Inc.
                                                                        (1990-1993).

Gregory Merz (39).................  Assistant Secretary (1998)          An employee of FMR Corp.
                                                                        (1994-present); former Associate,
                                                                        Debevoise & Plimpton (1985-1993).

John H. Costello (52).............  Assistant Treasurer (1994)          Assistant Treasurer of all other
                                                                        registered management investment
                                                                        companies managed by FMR and an
                                                                        employee of FMR.

- ---------------
* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

PROPOSAL 2.  TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
INDEPENDENT
             ACCOUNTANTS OF EMERGING ASIA FUND

     By a unanimous vote of Emerging Asia Fund's Audit Committee, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for Emerging Asia Fund to sign or certify any financial statements of Emerging Asia Fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission or any state. Pursuant to the Investment Company Act of 1940, as amended (1940 Act), such selection requires the ratification of stockholders. In addition, as required by the 1940 Act, the vote of the Directors is subject to the right of Emerging Asia Fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised Emerging Asia Fund that it has no direct or indirect ownership interest in Emerging Asia Fund.

     The independent accountants examine annual financial statements for Emerging Asia Fund and provide other audit and tax-related services. In recommending the selection of Emerging Asia Fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

PROPOSAL 3.  TO APPROVE THE REORGANIZATION

     Stockholders of Emerging Asia Fund are being asked to vote on and approve the Reorganization, the principal purpose of which is to convert Emerging Asia Fund into an open-end fund. As a closed-end fund, Emerging Asia Fund does not continuously redeem outstanding shares or sell new shares. Instead, Emerging Asia Fund's shares, which are listed on the New York Stock Exchange (NYSE), trade on the secondary market. Since its inception in 1994, Emerging Asia Fund's shares have traded at a persistent discount to net asset value (NAV). Converting Emerging Asia Fund into an open-end fund will eliminate the discount and give shareholders the ability to realize the value of their shares by redeeming them from the New Fund at NAV (subject to a redemption fee of 4% for the first six months following the Reorganization, as described below).

     The Reorganization will be accomplished pursuant to an Agreement and Plan of Reorganization (Agreement) between Emerging Asia Fund and Fidelity Advisor Series VIII, a Massachusetts business trust (Trust), which provides for the reorganization of Emerging Asia Fund as a newly created series (New Fund) of the Trust. Pursuant to the Agreement, the New Fund will acquire all of the assets of Emerging Asia Fund in exchange for Class A shares of beneficial interest of the New Fund and the assumption by the New Fund of the liabilities of Emerging Asia Fund. As provided in the Agreement, Emerging Asia Fund will then distribute the Class A shares of the New Fund to its stockholders. Each stockholder will be credited with a number of full and fractional Class A shares of the New Fund equal in value to the aggregate net asset value of the shares of Emerging Asia Fund held by such stockholder on the date of the Reorganization. Accordingly, as a result of the Reorganization, Emerging Asia Fund will dissolve and the stockholders of Emerging Asia Fund will become shareholders of the New Fund.

     The New Fund will continue to have the same investment objective and substantially the same investment policies and restrictions as currently exist for Emerging Asia Fund (except as amended as described in Proposals 3, 4 and 5 in this Proxy Statement). As a result of the Reorganization, Emerging Asia Fund's shares will be delisted from the NYSE.

     In connection with voting on the Reorganization, stockholders of Emerging Asia Fund are also being asked to approve (i) the amendment of a fundamental investment restriction of Emerging Asia Fund relating to Emerging Asia Fund's ability to borrow, (ii) a new Investment Management Agreement between the Trust on behalf of the New Fund and Fidelity Management & Research Company (FMR),
(iii) new Sub-Advisory Agreements among the Trust on behalf of the New Fund, FMR and each of (a) Fidelity International Investment Advisors (FIIA), which in turn shall enter into a Sub-Subadvisory Agreement with Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)), (b) Fidelity Investments Japan Limited (FIJ), (c) Fidelity Management & Research (Far East) Inc. (FMR (Far
East)) and (d) Fidelity Management & Research (U.K.) Inc. (FMR (U.K.)), (iv) a Distribution and Service Plan with respect to the Class A shares of the New Fund and (v) the elimination of the undertaking in Emerging Asia Fund's prospectus that Emerging Asia Fund will conduct annual tender offers for its shares under the terms and conditions set forth in such prospectus.

     Under the new Management Agreement, FMR will continue to manage the New Fund, but will reduce its management fee from 1.00% of Emerging Asia Fund's average daily net assets (subject to a performance adjustment that can increase or decrease FMR's fee by up to 0.25% of Emerging Asia Fund's monthly average net assets over the performance period) to an effective rate of 0.74% of the New Fund's average daily net assets (without any performance adjustment). FMR has also agreed to voluntarily reimburse the New Fund to the extent that total operating expenses exceed 2.00% of the average net assets attributable to the Class A shares of the New Fund for a period of not less than twelve months after the Reorganization. FMR will voluntarily cap the expense levels of the New Fund's other share classes at comparable levels. FMR has also voluntarily agreed to reimburse Emerging Asia Fund for certain transactional costs incurred in connection with the implementation of the Reorganization to the extent such costs exceed $150,000.

     The Board of Directors of Emerging Asia Fund, including all of the Directors who are not "interested persons" of Emerging Asia Fund within the meaning of the 1940 Act (the Independent Directors), has unanimously approved the Reorganization and has determined that the Reorganization is in the best interest of Emerging Asia Fund and that the interests of the existing stockholders of Emerging Asia Fund will not be diluted as a result of the Reorganization. As part of the Reorganization, the Board has also approved the issuance of Class A shares of the New Fund to existing stockholders of Emerging Asia Fund.

     If approved at the Meeting, it is anticipated that the Reorganization will occur prior to June 30, 1999. However, effective September 1, 1998, the Government of Malaysia imposed currency controls on the Malaysian ringgit. Among other things, these controls effectively prohibit Emerging Asia Fund from repatriating any capital invested in Malaysian securities without the prior approval of the Malaysian Central Bank, unless the security being sold has been held for more than a one-year holding period. The holding period begins accruing on the later of September 1, 1998 or the date on which the security is purchased. Without Central Bank approval, therefore, Malaysia's new currency controls effectively prohibit Emerging Asia Fund from repatriating any capital invested in Malaysia until September 1, 1999 at the earliest. As of the date of this Proxy Statement, the Central Bank had not indicated whether or under what circumstances it might be willing to grant approval to repatriate the proceeds from the sale of securities that do not meet this one-year holding requirement. However, dividends, interest income and realized capital gains may be freely repatriated at an exchange rate fixed by the Central Bank. As of September 9, 1998, approximately 7.53% of the Emerging Asia Fund's assets were invested in Malaysian securities. FMR is monitoring the situation closely and is considering the impact that this development will have on Emerging Asia Fund's liquidity and on the New Fund's ability to honor redemptions and rebalance its portfolio after the Reorganization. At this point in time, it is impossible to predict whether the new Malaysian currency controls will still exist in their present form at the time of the anticipated Reorganization or, if such controls change, how this will impact FMR's ability to manage the New Fund after the Reorganization. The Agreement provides that if either the Board of Directors of Emerging Asia Fund or the Trustees of the Trust determine that consummation of the Reorganization is impracticable or inadvisable due to adverse market developments, such as the imposition of currency controls or otherwise the parties may determine to delay the Reorganization or terminate the Agreement in its entirety. Accordingly, if Malaysia's currency controls remain in effect in substantially their current form, the Reorganization may either be cancelled or delayed until such time as the Fund's Malaysian holdings can be repatriated.

  A.  REORGANIZATION AS A MASSACHUSETTS BUSINESS TRUST

     Stockholders are being asked to approve an Agreement and Plan of Reorganization (Agreement) pursuant to which Emerging Asia Fund would reorganize from a Maryland corporation to an open-end, multiple-class fund organized as a newly created series of Fidelity Advisor Series VIII (Trust). The Trust is an open-end investment company organized as a Massachusetts business trust by a Declaration of Trust dated September 23, 1983, as amended and restated on October 1, 1986, supplemented on November 29, 1990, amended on July 15, 1993, and supplemented on July 17, 1997. The Declaration of Trust authorizes the issuance of shares in different series and authorizes the Board of Trustees, without shareholder action, to establish and create additional series and to designate the rights and preferences thereof. Currently, there are three series of the Trust: Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor Emerging Markets Income Fund. The Trustees of the Trust have authorized the designation of the New Fund as an additional series of the Trust. The interests of investors in the various series of the Trust will be separate and distinct. All assets and liabilities of a particular series will be allocated and belong to that series.

     The New Fund will have five classes of shares with differing sales load and distribution fee structures: Class A, Class B, Class C, Class T and Institutional Class. The stockholders of Emerging Asia Fund will receive Class A shares of the New Fund in the Reorganization in exchange for their shares of Emerging Asia Fund. No sales load will be payable on the Class A shares received in this exchange, but the shares will be subject to a 12b-1 fee calculated as a percentage of the New Fund's average net assets attributable to Class A shares at an annual rate of 0.25%. The 12b-1 fee applicable to the Class A shares of the New Fund is lower than the 12b-1 fee applicable to the shares of other classes of the New Fund available to non-institutional investors. New purchases of Class A shares of the New Fund will be subject to a maximum front-end sales load of 5.75% and will also be subject to the 12b-1 fee. Shareholders of the New Fund will have the ability to purchase or otherwise acquire additional Class A shares and shares of other classes of the New Fund for which they are eligible at a price based on the NAV of the shares (subject to each Class' maximum sales charge).

     The Class A shares of the New Fund acquired in exchange for shares of Emerging Asia Fund will be subject to a redemption fee of 4% of the net asset value of such shares if such shares are redeemed out of the New Fund during the first six months following the Reorganization. No redemption fee will be imposed on new sales of the New Fund's shares. The proceeds of the redemption fee will be retained by the New Fund. The Boards believe that the redemption fee represents a reasonable approximation of the potential turnover and other costs to be incurred by the New Fund in connection with the potentially large redemptions that may occur after the Reorganization. The New Fund may also incur transaction costs to the extent that the New Fund must sell securities to finance redemptions, and the New Fund may realize taxable gains as a result of these sales that must be distributed as taxable distributions to shareholders.

     For a discussion of the differences between open-end and closed-end funds, see "Comparison of Open-End and Closed-End Investment Companies" below.

INFORMATION REGARDING THE TRUST

     As a result of the Reorganization, the Directors of Emerging Asia Fund will be replaced by the Trustees of the Trust. The Trustees of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the Trust or FMR are indicated by an asterisk (*).

     *EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.; Director or Trustee and President of all other Fidelity registered management investment companies advised by FMR; Chairman of Fidelity International Limited; Chairman of all funds in the Fidelity Group of International Funds and of Fidelity Advisor World Funds (1995-present).

     J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

     RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

     PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.

     ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer
(1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of the Yale-New Haven Health Services Corp. (1998), LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates is also a Trustee for the Forum For International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

     E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc. (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

     DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section
(1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

     *PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

     WILLIAM O. MCCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill,
1988).

     GERALD C. MCDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

     MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage, 1997).

     *ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is Chairman and a Director of FMR (1997-present); President and a Director of Fidelity Investments Money Management, Inc., (1998-present), Fidelity Management & Research (U.K.) Inc. (1997-present), and Fidelity Management & Research (Far
East) Inc. (1997-present); and Trustee of other funds advised by FMR; Director of Fidelity Advisor Korea Fund, Inc. (1997-present) and of the Fidelity Advisor World Funds (1997-present). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

     THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).

REASONS FOR THE REORGANIZATION

     Since its inception on March 18, 1994, Emerging Asia Fund's shares have typically traded at a discount from net asset value (NAV). Converting Emerging Asia Fund into an open-end fund would address this problem by giving stockholders the opportunity to redeem their shares from the New Fund at NAV, subject to the redemption fees described above.

     At the time Emerging Asia Fund was organized, the Fund's Board of Directors determined that it would be in the best interests of stockholders to take action to attempt to reduce or eliminate any market value discount from NAV that may develop in the secondary market. To this end, the Board of Directors authorized Emerging Asia Fund to conduct a repurchase offer and a tender offer for up to 10% of Emerging Asia Fund's outstanding shares during the first calendar quarters of 1997 and 1998, respectively. Although each of these offers was fully subscribed, they did not succeed in reducing Emerging Asia Fund's discount by any significant amount or for any appreciable period of time.

     The Board of Directors therefore considered various other methods of reducing Emerging Asia Fund's discount, including adoption of a discretionary or interval redemption policy, and a program of conducting regular repurchases of Emerging Asia Fund's shares on the open market. The Board concluded that these methods would result in a depletion of Emerging Asia Fund's assets over time, and that it was uncertain as to how effective any of these programs would be in reducing Emerging Asia Fund's discount. The Board therefore determined to submit the proposed Reorganization to Emerging Asia Fund's stockholders for their approval.

     After consideration of a number of factors, the Board of Directors of Emerging Asia Fund (the Board) determined at a meeting of the Board held on July 15, 1998 that participation in the Reorganization would be in the best interests of Emerging Asia Fund and that the interests of existing stockholders would not be diluted as a result of effecting the Reorganization.

     In reaching this determination, the Board considered that the New Fund would be organized as a series of the Trust and would offer five share classes -- Class A, Class T, Class B, Class C and Institutional Class. The Board was advised that the load and distribution structure for each share class would be the same as for other Fidelity Advisor open-end international equity funds. The Board also considered the fact that existing stockholders of Emerging Asia Fund would become holders of Class A shares in the New Fund. The Board was advised that no load would be charged on these shares in the Reorganization, but that they would become subject to the 0.25% 12b-1 fee (as described herein) applicable to Class A shares of all Fidelity Advisor equity funds. In addition, the Board was advised that new purchases of shares would be subject to the standard sales loads and fees associated with the five Fidelity Advisor Fund share classes.

     The Board also considered that, although the 12b-1 fees would represent a new charge to the former Emerging Asia Fund stockholders, FMR is proposing a substantial reduction in management fees, as discussed below. The Board determined that there was a reasonable likelihood that the proposed fee structure would benefit the New Fund and existing Emerging Asia Fund stockholders by encouraging asset retention and growth. It was noted that the 0.25% 12b-1 fee applicable to Class A shares was the lowest 12b-1 fee available to non-institutional investors in the equity Advisor Funds.

     The Board also considered that the New Fund would have the same investment objective, and except as described below, substantially the same investment policies and restrictions. The Board was advised that Peter F. Phillips and Yosawadee Charnsethikul would continue to be the New Fund's portfolio manager and associate portfolio manager, respectively. The Board considered that, as part of the Reorganization, stockholders would be asked to approve a change to Emerging Asia Fund's fundamental borrowing policy to reflect the fact that it will no longer need to borrow to finance tender offers or share repurchases. The Board also considered the fact that stockholders would be asked to approve a new fundamental policy permitting the New Fund to invest all of its assets in a pooled fund structure managed by FMR. The Board also considered that stockholders will be asked to approve a proposal to make the New Fund's fundamental "name test" policy non-fundamental. The Board also considered that the New Fund will adopt non-fundamental investment restrictions to conform to the standard non-fundamental investment restrictions used by Fidelity open-end international equity funds. In particular, the Board was advised that the percentage of illiquid securities that the New Fund may hold would be reduced from 35% to 15%.

     The Board also considered the fact that the New Fund will impose a 4% redemption fee on existing Emerging Asia Fund stockholders who redeem their shares within six months after Reorganization. The Board was advised that the redemption fee would be payable to the New Fund and benefit the non-redeeming shareholders. The Board was further advised that the fee is intended to compensate the New Fund for transaction costs resulting from the potentially large redemptions that the New Fund may experience upon conversion to an open-end fund. In addition, the Board considered the fact that no redemption or short-term trading fees would be imposed on new sales of the New Fund's shares.

     The Board also considered the fact that Emerging Asia Fund currently pays a management fee equal to an annual rate of 1.00% of the Fund's average daily net assets, subject to a performance adjustment of plus or minus 0.25% of Emerging Asia Fund's monthly average net assets over a three year performance period. The Board was advised that, as of May 31, 1998, the performance adjustment was positive 0.25%, based on three-year average assets. The Board considered FMR's proposal to reduce the New Fund's management fee to the standard rate for Fidelity open-end international equity funds which is currently equivalent to a management fee of 0.74% of the New Fund's average daily net assets. The Board was advised that this fee would not be subject to a performance adjustment.

     The Board was advised by FMR that it anticipates that Class A shares of the New Fund will have higher gross expenses than Emerging Asia Fund, as a result of the potential decrease in the Fund's assets and the increased registration fees, distribution expenses, custody and transfer agency expenses associated with operating an open-end fund. The Board noted that this increase in gross expenses would be partly offset by the reduction in FMR's management fee. The Board also considered the fact that FMR proposed to voluntarily reimburse the expenses of Class A shares in excess of 2.00% for a period of not less than twelve months following the Reorganization. The Board was advised that for the six months ended April 30, 1998, Emerging Asia Fund's annualized expense ratio was 2.23% of average net assets, after expense reductions. The Board was also advised that FMR anticipates that Class B, Class C, Class T and Institutional Class would have expense caps of 2.75%, 2.75%, 2.25% and 1.75% respectively, reflecting the different 12b-1 fee levels for each class.

     The Board also considered the fact that, in connection with the Reorganization, stockholders will be asked to approve standard contractual arrangements for a Fidelity Advisor Fund. The Board also considered the Agreement and Plan or Reorganization, which provides for the transfer of the assets of Emerging Asia Fund to the New Fund and the assumption by the New Fund of Emerging Asia Fund's liabilities, all in exchange for Class A shares of the New Fund. The Board was advised that the New Fund shares issued to Emerging Asia Fund will have an aggregate value equal to the net value of the assets and liabilities transferred to the New Fund, and that following the transfer, each stockholder of Emerging Asia Fund will receive Class A shares of the New Fund in exchange for their shares of Emerging Asia Fund equal in value to the shares owned of Emerging Asia Fund.

     The Board also considered the fact that FMR would obtain an opinion of counsel that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

     Finally, the Board considered the fact that the Fidelity Advisor Fund product line currently has only two international equity funds. The Board was advised that Emerging Asia Fund has had relatively strong performance, and that, while it is probable that the New Fund's assets will decrease significantly immediately following Reorganization, FMR believes that Emerging Asia Fund's performance record will position it strategically to benefit from a turnaround in the Asian markets.

     The Board also considered that, upon the Reorganization, the New Fund will be governed by a Board of Trustees which is separate and distinct from the Board of Directors which currently governs Emerging Asia Fund. The Reorganization was approved by the Trustees of the Trust at a meeting of the Board of Trustees held on July 16, 1998.

  B.  AMENDMENTS TO INVESTMENT RESTRICTIONS

     In connection with the Reorganization, stockholders are being asked to approve an amendment to one of Emerging Asia Fund's fundamental investment restrictions. Emerging Asia Fund has certain investment restrictions that are fundamental and are therefore changeable only by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. It is being proposed that one such fundamental investment restriction be revised, as discussed below. The other fundamental investment restrictions currently applicable to Emerging Asia Fund will remain unchanged.

     Currently, the fundamental investment restriction of Emerging Asia Fund with regards to borrowing states that the Fund may not:

          (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes or to finance tender offers and/or share repurchases in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings); any borrowings that come to exceed this amount will be reduced promptly in accordance with reasonable investment practice to the extent necessary to comply with the 33 1/3% limitation.

In connection with the Reorganization, the Board has approved, and recommends that the stockholders of Emerging Asia Fund approve, a change in this fundamental investment restriction so that it states that the Fund may not:

          (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Board of Directors recommends that stockholders of Emerging Asia Fund approve this change to the Fund's fundamental investment restriction because,
(i) as an open-end fund, Emerging Asia Fund will not be making tender offers and
(ii) the amended investment restriction will conform with the investment restriction applicable to borrowings by other open-end funds managed by FMR.

     If the Reorganization is approved, the New Fund will also adopt non-fundamental investment restrictions that conform to the standard non-fundamental restrictions applicable to Fidelity open-end international equity funds. As non-fundamental investment restrictions, these restrictions may be changed or adopted by a vote of the Board of Trustees of the New Fund and do not require stockholder approval. In particular, the Trustees of the New Fund will eliminate the current illiquid holdings policy of Emerging Asia Fund and adopt the standard non-fundamental illiquid securities restrictions in accordance with the 1940 Act standard for open-end funds. As a result, the percentage of illiquid securities that the New Fund may purchase will be reduced from 35% to 15% of its net assets. As of September 9, 1998, Emerging Asia Fund's total illiquid holdings were 9.90% of net assets.

     The non-fundamental investment restrictions of the New Fund will be as follows:

          (i) The fund does not currently intend to sell securities short, unless its owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

          (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

          (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

          (iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

          (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

          (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

     With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

     If the Reorganization is approved and adopted, these amended fundamental and non-fundamental investment restrictions will become applicable to the New Fund upon the Closing Date.

  C.  MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS

             THE CURRENT INVESTMENT MANAGER AND INVESTMENT ADVISER

     Investment Manager. Fidelity Management & Research Company (FMR) acts as investment manager of Emerging Asia Fund. The Fidelity investment management organization was established in 1946. Today, the Fidelity organization is the largest mutual fund company in the United States, and is known as an innovative provider of high quality financial services to individuals and institutions. In addition to its mutual fund business, the Fidelity organization operates one of the leading discount brokerage firms in the United States, Fidelity Brokerage Services, Inc. As of July 31, 1998, FMR and its affiliates had over $648 billion under management. The Fidelity organization employs over 250 investment professionals worldwide. FMR's main offices are located at 82 Devonshire Street, Boston, Massachusetts 02109.

     FMR, together with the Investment Adviser (as described below) and its other affiliates, has extensive research capabilities within the Asian region, and maintains offices in Hong Kong and Tokyo which, as of July 31, 1998, were staffed by 66 investment professionals. These offices routinely research and screen securities for investment potential in a large number of Asian emerging market issuers and focus on the identification, through extensive management contacts and on-site visits, of emerging growth companies within Asian emerging market countries.

     Edward C. Johnson 3d, members of his family and trusts for the benefit of members of the Johnson family own directly or indirectly more than 25% of the voting stock of FMR Corp., which owns all of the voting stock of FMR. The following people serve as the principal executive officers and/or directors of
FMR: Edward C. Johnson 3d, Peter S. Lynch and Robert C. Pozen. For more detailed descriptions of the principal occupations of Edward C. Johnson 3d, Peter S. Lynch and Robert C. Pozen, please see "Information Regarding the Trust."

     Investment Adviser. Fidelity International Investment Advisors (FIIA), the Fund's Investment Adviser and an affiliate of FMR, provides discretionary portfolio management services through the Investment Adviser's office in Hong Kong. FIIA is an investment adviser registered under the Investment Advisers Act of 1940 and was organized in 1983 under the laws of Bermuda. FIIA primarily provides investment advisory services to non-U.S. and U.S. investment companies and institutional investors investing in securities of issuers throughout the world. FIIA is a 98% owned subsidiary of Fidelity International Limited (FIL). FIIA's main offices are located at Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda.

     FIL is a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Its offices are located at Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda. More than 25% of the voting stock of FIL is owned directly or indirectly by Edward C. Johnson 3d and trusts for the benefit of Johnson family members.

                 THE CURRENT MANAGEMENT AND ADVISORY AGREEMENTS

     Pursuant to a management agreement (Management Agreement), dated March 18, 1994, between Emerging Asia Fund and FMR, FMR supervises the Fund's investment program. FMR consults with FIIA on a regular basis regarding FIIA's decisions concerning the purchase, sale or holding of particular securities. In addition, FMR monitors the performance of Emerging Asia Fund's outside service providers, including the Fund's administrator, transfer agent and custodian. FMR pays the reasonable salaries and expenses of such of Emerging Asia Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of FMR, except that the Fund may bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of FMR to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof. The Management Agreement was last approved by the stockholders of Emerging Asia Fund on July 16, 1997.

     Pursuant to an investment advisory agreement (Advisory Agreement) among FMR, FIIA and Emerging Asia Fund, FIIA is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective, policies and limitations. FIIA has discretion over investment decisions for Emerging Asia Fund and, in that connection, will place purchase and sale orders for the Fund's portfolio securities. Peter F. Phillips is primarily responsible for the day-to-day management of the Fund's portfolio and works with a team of professionals in Hong Kong to manage the Fund's portfolio. Mr. Phillips is also manager of Fidelity Funds Southeast Asia, which he has managed since November 1993. Mr. Phillips also manages Hong Kong Institutional Segregated Accounts and serves as director of Fidelity Investment Management (Hong Kong) Ltd. Previously, he managed the Fidelity Funds Australia Fund, the Fidelity Funds Hong Kong & China Fund, and Southeast Asian equities for Fidelity Pacific Fund. Mr. Phillips joined Fidelity in 1987. FIIA makes research and statistical data available to Emerging Asia Fund. FIIA pays the reasonable salaries and expenses of such of Emerging Asia Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of FIIA, except that Emerging Asia Fund may bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of FIIA to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof.

     Pursuant to the Management Agreement, Emerging Asia Fund pays FMR a monthly basic fee at an annual rate of 1.00% of Emerging Asia Fund's average daily net assets for its services. In addition, the basic fee payable to the investment manager is subject to performance adjustments which may increase or decrease the basic fee (by up to 0.25% per annum of the Fund's monthly average net assets over a three year performance period). The amount of the performance adjustment depends on the performance of Emerging Asia Fund's investments compared to the performance of its benchmark index, the Morgan Stanley Capital International Combined All-Country Asia Free ex-Japan Index. For the fiscal year ended October 31, 1997, the performance adjustment was positive 0.16% of monthly average net assets. As of June 30, 1998, the performance adjustment was positive 0.25% of monthly average net assets. Emerging Asia Fund's total expenses for the fiscal year ended October 31, 1997, including the management fee and performance adjustments, were 1.72% of the Fund's average net assets. For the six months ended April 30, 1998, Emerging Asia Fund's annualized expense ratio was 2.23% of the Fund's average net assets.

     Pursuant to the Advisory Agreement, FIIA receives from FMR 60% of the fees, including any performance adjustments, paid by Emerging Asia Fund to FMR.

                       THE CURRENT SUB-ADVISORY AGREEMENT

     Fidelity Investments Japan Limited (FIJ) is the Sub-Adviser for Emerging Asia Fund and will, upon the request of FIIA provide advisory services concerning Emerging Asia Fund assets invested in Japanese and other securities. FIJ is an affiliate of FMR and FIIA and is registered as an investment adviser under the Investment Advisers Act of 1940. FIJ was formed on November 17, 1986 under the laws of Japan and its main offices are located at 19th floor, Shiroyama JT Mori Building, 4-3-1- Toronomon Minatu-ku, Tokyo 105, Japan. It is a wholly owned subsidiary of Fidelity International Limited (FIL). FIJ receives from FIIA a fee equal to 60% of the fee paid to FIIA with respect to assets managed by FIJ on a discretionary basis and 30% of the fee paid to FIIA with respect to assets managed by FIJ on a non-discretionary basis.

                       THE PROPOSED MANAGEMENT AGREEMENT

     In connection with the Reorganization, stockholders are being asked to approve the proposed new Management Agreement (Proposed Management Agreement), as discussed below. Pursuant to the Proposed Management Agreement, the Trust on behalf of the New Fund will employ FMR to supervise the New Fund's investment program and to furnish other services to the New Fund. Under the terms of the Proposed Management Agreement, FMR will act as investment adviser and, subject to the supervision of the Board of Trustees of the Trust, direct the investments of the New Fund in accordance with the New Fund's investment objective, policies, and limitations. FMR will also provide the New Fund with all necessary office facilities and personnel for servicing the New Fund's investments and compensate all officers of the New Fund and all Trustees who are "interested persons" of the Trust or of FMR, and all personnel of the New Fund or FMR performing services relating to research, statistical, and investment activities.

     In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, will continue to provide the management and administrative services necessary for the operation of the New Fund. These services include providing facilities for maintaining the New Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the New Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the New Fund's records and registration of the New Fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the New Fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

     FMR intends to delegate the day-to-day management of the New Fund's investment portfolio to FIIA pursuant to a Sub-Advisory Agreement, as discussed below. FMR will continue to consult with FIIA on a regular basis regarding FIIA's decisions concerning the purchase, sale or holding of particular securities.

     Pursuant to the Proposed Management Agreement, the management fee will be calculated and paid to FMR every month. The management fee will be calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the New Fund's average net assets. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37% and it drops as total assets under management decline. As of July 31, 1998, the group fee rate was 0.29%. The individual fund fee rate for the New Fund will be 0.45%. Therefore, as of July 31, 1998, the New Fund's management fee would have been 0.74%. Unlike Emerging Asia Fund, the New Fund's management fees will not be subject to a performance adjustment based on the New Fund's performance.

     The aggregate amount of FMR's management fee, including the performance adjustment, for the fiscal year ended October 31, 1997, was $1,508,882. Had the Proposed Management Agreement been in effect over the same period, FMR would have received $963,515, a reduction of 36%.

     In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, as applicable, the New Fund or each class thereof, as applicable, will pay all of its expenses that are not assumed by those parties, including (i) typesetting, printing, and mailing of its proxy materials to shareholders, (ii) legal expenses, and (iii) the fees of the custodian, auditor and non-interested Trustees. The Proposed Management Agreement further provides that the New Fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the New Fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders of the applicable classes, including interest, taxes, brokerage commissions, the New Fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The New Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the New Fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

                      THE PROPOSED SUB-ADVISORY AGREEMENTS

     In connection with the Reorganization, stockholders will be asked to approve a series of sub-advisory agreements between the Trust on behalf of the Fund, FMR and (i) FIIA, which in turn shall enter into a sub-subadvisory agreement with Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)), (ii) FIJ, (iii) FMR (Far East), and (iv) FMR (U.K.) (each, a Proposed Sub-Advisory Agreement). Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services relating to the New Fund outside the United States from the sub-advisers. Currently, FIIA, FIJ, FMR (Far East), FMR (U.K.), and FIIA (U.K.) each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

     Pursuant to a Proposed Sub-Advisory Agreement among FMR, FIIA and the Trust, FIIA will be responsible on a day-to-day basis for investing the New Fund's portfolio in accordance with its investment objective, policies and limitations. FIIA will have discretion over investment decisions for the New Fund and, in that connection, will place purchase and sale orders for the New Fund's portfolio securities. Peter F. Phillips will be primarily responsible for the day-to-day management of the New Fund's portfolio and will work with a team of professionals in Hong Kong in managing the New Fund's portfolio.

     FMR (U.K.) and FMR (Far East), which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward
C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIA (U.K.) was organized in the United Kingdom in 1984, and is a direct subsidiary of Fidelity Investments Management Limited and an indirect subsidiary of FIL. FMR (U.K.), FMR (Far East), FIJ, FIIA and FIIA (U.K.) are registered investment advisers in the United States. FIJ is a licensed investment manager in Japan. FIIA (U.K.) is a registered investment adviser in the United Kingdom and a member of IMRO.

     Under the sub-advisory agreements FMR pays the fees of FMR (U.K.), FMR (Far
East), FIJ, and FIIA. FIIA, in turn, pays the fees of FIIA (U.K.).

     For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

          - FMR pays each of FMR (Far East), FIJ, and FIIA a fee equal to 50% of its monthly management fee (including any performance adjustment, if applicable) with respect to the Fund's average net assets managed by the sub-adviser on a discretionary basis.

          - FIIA pays FIIA (U.K.) a fee equal to 110% of FIIA (U.K.)'s costs incurred in connection with providing discretionary investment management services.

     For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

          - FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the Fund for which the sub-adviser has provided FMR with investment advice and research services.

          - FMR pays FMR (U.K.) and FMR (Far East) fees equal to 110% and 105%, respectively, of FMR (U.K.)'s and FMR (Far East)'s costs incurred in connection with providing investment advice and research services.

          - FIIA pays FIIA (U.K.) a fee equal to 110% of FIIA (U.K.)'s costs incurred in connection with providing investment advice and research services.

  D.  DISTRIBUTION AND SERVICE PLAN

     In connection with the Reorganization, stockholders of Emerging Asia Fund are being asked to approve a Distribution and Service Plan (Plan) with respect to the Class A shares of the New Fund pursuant to Rule 12b-1 under the 1940 Act (Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sales of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the New Fund and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the New Fund of distribution expenses.

     Each series of the Trust, including the New Fund, is composed of five classes of shares: Class A, Class T, Class B, Class C and Institutional Class. All classes of a series have a common investment objective and portfolio. Class A and Class T shares have a front-end sales charge, pay a 12b-1 fee (as defined herein) and may be subject to a contingent deferred sales charge (CDSC). Class B and Class C shares do not have a front-end sales charge, but are subject to a CDSC and pay a 12b-1 fee. Institutional Class shares have no sales charge and do not pay a 12b-1 fee but are available only to certain types of investors.

     Pursuant to the Plan, Fidelity Distributors Corporation (Distributor) will use all reasonable efforts, consistent with its other business, to secure purchasers of the New Fund's shares. Such efforts may include, but neither are required to include nor are limited to, the following: (i) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising;
(ii) preparation, promotion and distribution of sales literature; (iii) preparation, printing and distribution of prospectuses of the New Fund; (iv) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (v) making payments to securities dealers and others engaged in the sale of shares or who engage in shareholder support services; and (vi) providing training, marketing and support to such dealers and others with respect to the sale of shares.

     To the extent they are successful in attracting new investments, marketing efforts conducted pursuant to the Plan may benefit the existing shareholders of the New Fund by lowering the ongoing expenses per share of the New Fund. The Board believes that these marketing efforts will also assist in selling shares of the New Fund to offset redemptions which are anticipated to occur after the Reorganization. To the extent that the New Fund is successful in offsetting redemptions with sales of shares, FMR believes it will be able to manage the New Fund more effectively.

     Pursuant to the Plan, the Distributor may be paid a 12b-1 fee at an annual rate of up to 0.75% of the average net assets attributable to the Class A shares of the New Fund. Currently, the Trustees of the Trust have approved a 12b-1 fee for the Class A shares of the New Fund at an annual rate of 0.25% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the Class A shares of the New Fund to do so.

  E.  ANNUAL FUND OPERATING EXPENSES

     Annual fund operating expenses are paid out of Emerging Asia Fund's assets. Expenses are factored into the Fund's share price or dividends and are not charged directly to stockholder accounts. The following figures for Emerging Asia Fund are based on historical expenses, adjusted to reflect current fees, of the Fund and are calculated as a percentage of average net assets of Emerging Asia Fund. The Directors of Emerging Asia Fund do not believe there will be portfolio changes that will occur as a direct result of the Reorganization, even though there may be sales of securities that result from anticipated redemptions, and that there will be no balance sheet changes as a direct result of the Reorganization, other than as described herein.

     The following table shows the fees and expenses of Emerging Asia Fund for the fiscal year ended October 31, 1997.

                                                            EMERGING       NEW FUND
                                                            ASIA FUND   CLASS A SHARES
                                                            ---------   --------------
Management fees...........................................    1.16%          0.74%
12b-1 Fee.................................................    None           0.25
Other expenses............................................    0.56           0.76
Total Operating Expenses*.................................    1.72           1.75

- ---------------
* Stockholders should note that annualized operating expenses of Emerging Asia Fund for the six-month period ended April 30, 1998, were 2.23% after expense reductions. For a period of not less than twelve months after the Reorganization, FMR has voluntarily agreed to reimburse the New Fund to the extent that total operating expenses of the New Fund's Class A shares expressed as a percentage of average net assets, exceed 2.00% of the average net assets attributable to Class A shares.

     In addition to the fund operating expenses, Class A shares of the New Fund acquired in exchange for shares of Emerging Asia Fund will be subject to a redemption fee of 4% of the net asset value of such shares, if such shares are redeemed out of the New Fund during the first six months following the Reorganization. The proceeds of the redemption fee will be retained by the New Fund and may lower the operating expenses of the New Fund. Furthermore, no sales load will be payable on the Class A shares received in the Reorganization, but new purchases of Class A shares of the New Fund will be subject to a maximum front-end sales load of 5.75%. Shares of Emerging Asia Fund are not subject to any redemption fees or sales loads.

                      EXAMPLES OF EFFECT OF FUND EXPENSES

     The following table illustrates the expenses on a hypothetical $1,000 investment in Emerging Asia Fund and the estimated expenses on a hypothetical $1,000 investment in the New Fund calculated at the rates stated above, assuming a 5% annual return.

                                                     AFTER 1   AFTER 3   AFTER 5   AFTER 10
                                                      YEAR      YEARS     YEARS     YEARS
                                                     -------   -------   -------   --------
Emerging Asia Fund (closed-end)....................    $17       $54       $93       $203
New Fund Class A Shares (open-end).................     74       109       147        252
including maximum sales charge
New Fund Class A Shares (open-end) excluding sales
  charge...........................................     18        55        95        206

     Stockholders should note that annualized operating expenses of Emerging Asia Fund for the six-month period ended April 30, 1998, were 2.23% after expense reductions. For a period of not less than twelve months after the Reorganization, FMR has voluntarily agreed to reimburse the New Fund to the extent that total operating expenses of the New Fund's Class A shares, expressed as a percentage of average net assets, exceed 2.00% of the average net assets attributable to Class A shares. The following table illustrates the expenses on a hypothetical $1,000 investment in the New Fund, assuming annual expenses on the Class A shares of 2.00% and a 5% annual return.

                                                     AFTER 1   AFTER 3   AFTER 5   AFTER 10
                                                      YEAR      YEARS     YEARS     YEARS
                                                     -------   -------   -------   --------
Emerging Asia Fund (closed-end)....................    $17       $54       $93       $203
New Fund Class A Shares (open-end).................     77       117       159        277
including maximum sales charge
New Fund Class A Shares (open-end) excluding sales
  charge...........................................     20        63       108        233

  H.  ELIMINATION OF THE ANNUAL TENDER OFFER UNDERTAKING

     Emerging Asia Fund has undertaken to conduct an annual tender offer for its shares under the terms and conditions set forth in its prospectus (Undertaking) during the first calendar quarter of each year commencing in

1997. However, the Reorganization may not be implemented until after the first calendar quarter of 1999. In view of this possibility, stockholders are being asked to approve the elimination of the Undertaking to conduct an annual tender offer, beginning with the annual tender offer in 1999, if the Reorganization is approved by the requisite stockholder vote.

     As stated in Emerging Asia Fund's prospectus, in connection with the initial public offering of Emerging Asia Fund, the Board of Directors determined at that time that it was in the best interest of the stockholders to take action to attempt to reduce or eliminate Emerging Asia Fund's share price discount from net asset value (NAV), and that annual tender offers may help reduce any market discount that may develop. To that end, in the prospectus Emerging Asia Fund undertook to conduct an annual tender offer for its shares during the first calendar quarter of each year, commencing in 1997, that the average of the closing prices of the NYSE for Emerging Asia Fund's weekly valuation day in each week during a specified period (Measurement Period) represents a discount of 10% or more from the average NAV of Emerging Asia Fund as determined on the same days in the same period. The Measurement Period is required to be a 12-week consecutive period beginning in the fourth calendar year and ending immediately following the first calendar quarter.

     Annual tender offers are very expensive for Emerging Asia Fund and Emerging Asia Fund's discount was not substantially lessened following the tender offers conducted in the first calendar quarters of 1997 and 1998. Most important, the proposed Reorganization would eliminate any need for an annual tender offer. Reorganizing the closed-end Emerging Asia Fund as an open-end Fidelity Advisor fund will immediately eliminate any share price discount from NAV.

  G.  CONCLUSION

     If the Reorganization is approved, the Board will take such other actions as are necessary to effect the Reorganization. The Reorganization of Emerging Asia Fund from a Maryland corporation to an open-end, multiple-class fund organized as a series of a Massachusetts business trust will be accomplished by:
(i) filing a Certificate of Designation designating the New Fund as a series of shares of the Trust with the Commonwealth of Massachusetts, (ii) transferring all of the assets of Emerging Asia Fund to the New Fund solely in exchange for Class A shares of beneficial interest of the New Fund and the assumption by the New Fund of the liabilities of Emerging Asia Fund, (iii) filing a Certificate of Dissolution for Emerging Asia Fund with the Secretary of State of the State of Maryland, (iv) amending and changing a fundamental investment restriction applicable to the New Fund, as described above, (v) having the New Fund enter into a new Management Agreement with FMR, as described above, (vi) entering into the series of Sub-Advisory Agreements, as described above, and (vii) having the New Fund enter into a Distribution and Service Plan, as described above.

     Based upon an opinion of counsel, neither Emerging Asia Fund nor its stockholders will realize any gain or loss for federal income tax purposes as a result of the Reorganization. However, stockholders will recognize a gain or loss if they later redeem their shares of the New Fund or if they sell their shares of Emerging Asia Fund prior to the Reorganization to the extent that the redemption proceeds are greater or less than the respective adjusted tax basis of their shares. Payment for any such redemption generally will be made within seven days after receipt of a proper request for redemption. Such payment may be postponed or the right of redemption suspended under unusual circumstances that affect the ability to value the securities in New Fund's portfolio or when an emergency makes it not reasonably practicable for New Fund to dispose of portfolio securities or fairly to determine the value of its net assets.

     To the extent that the New Fund must dispose of portfolio securities to pay redemption proceeds, the New Fund may have capital gains or losses that must be distributed to shareholders. As a result remaining shareholders may be subject to higher capital gain tax or dividend liabilities in fiscal 1998 and 1999 than they might have been subject to had Emerging Asia Fund remained a closed-end fund.

     In the event that the Reorganization is not approved, Emerging Asia Fund will continue to engage in business as a registered closed-end investment company and Proposal 5 will not be implemented. The Board of Emerging Asia Fund may consider other options, including liquidating Emerging Asia Fund.

PROPOSAL 4.  TO MAKE EMERGING ASIA FUND'S FUNDAMENTAL 65% "NAME TEST" INVESTMENT
             POLICY NON-FUNDAMENTAL

     In February 1997, the SEC proposed a rule to govern the use of mutual fund names (Name Test Rule). As proposed, the Name Test Rule requires, among other things, that a mutual fund with a name that suggests that the fund focuses its investments in securities of issuers in a particular region invest at least 80% of its assets in securities of issuers in that region. It is not known what the final rule will require. FMR anticipates that the SEC will adopt a definitive version of the Name Test Rule in the near future.

     When the SEC adopts a definitive Name Test Rule, it is possible that Emerging Asia Fund will have to modify its 65% investment policy to comply with the adopted rule. The current fundamental 65% investment policy for Emerging Asia Fund is as follows: "Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity and debt securities of Asian Emerging Market Issuers." Since this investment policy is fundamental, it is changeable only by a majority (as defined in the 1940 Act) of the outstanding voting securities of Emerging Asia Fund. A non-fundamental investment policy may be changed by the Board of Directors without stockholder approval.

     The Board of Directors has approved, and recommends that the stockholders of Emerging Asia Fund approve, making the fundamental 65% investment policy non-fundamental. Approval of the proposal would give the Directors the flexibility to conform the Fund's 65% policy to the requirements of the final Name Test Rule without the costs and delays of a stockholder meeting. If this proposal is approved, any future changes to the 65% policy would require the Board of Directors' approval, but would not require stockholder approval.

     If the stockholders approve this proposal, the Directors intend to adopt unchanged Emerging Asia Fund's previously fundamental 65% investment policy as a new non-fundamental policy of Emerging Asia Fund. The Directors anticipate that approval of the proposal will have no material effect on Emerging Asia Fund or its investment operations.

     If approved, the non-fundamental 65% investment policy will also be applicable to the New Fund after the Closing Date.

PROPOSAL 5.  IF PROPOSAL 3 IS APPROVED, TO ADOPT ON BEHALF OF THE NEW FUND A NEW
             FUNDAMENTAL INVESTMENT POLICY PERMITTING THE NEW FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY MANAGED BY FMR OR AN AFFILIATE WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES AS EMERGING ASIA FUND

     The Board of Directors has approved, and recommends that stockholders of Emerging Asia Fund adopt a new fundamental investment policy that would permit Emerging Asia Fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies. Adoption of the policy would allow Emerging Asia Fund to participate in a so-called "Master Feeder Fund" organizational format (Master Feeder Fund Structure).

     Participation in a Master Feeder Fund Structure would allow Emerging Asia Fund to combine its assets with other funds having substantially the same investment objective and policies, but differing distribution or servicing arrangements. By combining its assets in a central "Master Fund" with other participating "Feeder Funds," each fund would be able to maintain its unique distribution and servicing structure while potentially achieving operational efficiencies through the consolidation of portfolio management.

     To allow Emerging Asia Fund to invest in a Master Fund at a future date, the Directors recommend that Emerging Asia Fund adopt the following fundamental policy:

          The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

If approved, this investment policy will be a fundamental investment policy and will therefore be changeable only by a majority (as defined in the 1940 Act) of the outstanding voting securities of Emerging Asia Fund.

     If this proposal is adopted, the Directors intend to adopt the following non-fundamental investment limitation for Emerging Asia Fund:

          The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

     The Directors anticipate that approval of the proposal will have no material effect on Emerging Asia Fund or its investment operations.

     If approved, these fundamental and non-fundamental investment policies will also be applicable to the New Fund after the Closing Date.

     THIS PROPOSAL 5 IS CONTINGENT ON THE APPROVAL OF PROPOSAL 3. IF PROPOSAL 3 IS NOT APPROVED, PROPOSAL 5 WILL NOT BE IMPLEMENTED.

           COMPARISON OF OPEN-END AND CLOSED-END INVESTMENT COMPANIES

     GENERAL. Open-end investment companies, commonly referred to as mutual funds, issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return an amount based on their proportionate share of the value of the mutual fund's net assets. Most mutual funds also continuously issue new shares to investors at a price based on the fund's net asset value at the time of issuance. Such a fund's net asset value per share is determined by deducting the amount of its liabilities from the value of its assets and dividing the difference by the number of shares outstanding.

     In contrast, closed-end investment companies such as Emerging Asia Fund generally do not redeem their outstanding shares or engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold in securities markets. Emerging Asia Fund's shares are currently listed and traded on the New York Stock Exchange (NYSE). If the Fund is converted to an open-end investment company, its shares will be delisted from the NYSE.

     Some of the legal and practical differences between operations of Emerging Asia Fund as a closed-end versus an open-end investment company are as follows:

          (a) ACQUISITION AND DISPOSITION OF SHARES. If Emerging Asia Fund is reorganized into an open-end investment company, the Fund's shares will no longer be listed on the NYSE. Stockholders desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by the Fund at the next determined current net asset value, less redemption fees (as described above). The Fund's net asset value per share is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including accrued interest and dividends received but not collected) less all liabilities (including accrued expenses) by (ii) the number of outstanding shares of the Fund. The Securities and Exchange Commission (the SEC) generally requires open-end investment companies to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by stockholders or purchased by investors. It is anticipated that the net asset value of the New Fund will be published daily by leading financial publications.

          (b) ELIMINATION OF DISCOUNT AND IMPLEMENTATION OF REDEMPTION FEE. The Reorganization will have the effect of immediately eliminating any market discount from net asset value. If the Reorganization is approved by the stockholders, the market discount may be reduced or the shares may trade at a premium prior to the Closing Date to the extent investors are induced to purchase shares in the open market in anticipation of such a Reorganization. However, there can be no assurance that this will be the case. After the Reorganization, stockholders of Emerging Asia Fund will be permitted to redeem their shares, subject to a redemption fee that will be set at 4% for the first six months following the Reorganization.

          (c) PORTFOLIO MANAGEMENT. Because a closed-end investment company does not have to redeem its shares, it may keep all of its assets fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuing sales and redemption of its shares. In contrast, open-end investment companies may be subject to pressure to sell portfolio securities at disadvantageous times or prices in order to satisfy such redemption requests. However, sales of securities may generate taxable gains or losses which must be distributed to stockholders.

          (d) EXPENSES; COSTS OF POTENTIAL NET REDEMPTIONS. Open-end investment companies are generally more expensive to operate and administer than closed-end investment companies and the expense ratio of the New Fund after the Reorganization may be higher than Emerging Asia Fund's expense ratio is currently. However, for a period of not less than twelve months after the Reorganization, FMR has voluntarily agreed to reimburse the New Fund to the extent that total operating expenses exceed 2.00% of the average net assets attributable to the Class A shares of the New Fund for a period of not less than twelve months after the Reorganization. Expenses of operation as an open-end fund that are not currently borne by Emerging Asia Fund include higher transfer agency and custodian expenses. In addition, the Class A shares of the New Fund will bear a higher proportion of the costs associated with State and Federal security law compliance than the other classes of the New Fund because such expenses are allocated according to the assets of each class of shares. The New Fund's expense ratio could be adversely affected by significant redemptions. Additional costs may be incurred by the sale of portfolio securities if a substantial number of redemption requests are received following the Reorganization. The New Fund may also be required to sell portfolio securities or incur borrowing costs in order to meet redemptions. The New Fund will have a lower management fee than Emerging Asia Fund, but will be subject to a 12b-1 fee on certain Classes of shares.

          (e) SENIOR SECURITIES AND BORROWINGS. The Investment Company Act of 1940 prohibits mutual funds from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Open-end investment companies generally may not issue preferred stock. While Emerging Asia Fund has not done so, generally, closed-end investment companies are permitted to issue "senior securities" representing indebtedness to any lender if the 300% asset coverage test is met and may issue preferred stock (subject to various limitations).

    COMPARISON OF A MARYLAND CORPORATION AND A MASSACHUSETTS BUSINESS TRUST

     Emerging Asia Fund is a Maryland corporation and is governed by its Articles of Incorporation, By-laws and Maryland corporation law. As part of the Reorganization, Emerging Asia Fund will reorganize as the New Fund, a series of a Massachusetts business trust. As such, the New Fund will be governed by a Declaration of Trust, By-laws and applicable Massachusetts law. Certain differences between a Maryland corporation and a Massachusetts business trust are summarized below.

          (a) SHARES OF CAPITAL STOCK. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest and to divide such shares into an unlimited number of series or classes, all without shareholder approval. The Trust currently has three series. The authorized capital stock of Emerging Asia Fund consists of 100,000,000 shares of Common Stock. The Directors of Emerging Asia Fund may, without stockholder approval, increase the number of shares authorized and may classify and reclassify the shares of Emerging Asia Fund into additional series or classes at a future date.

          (b) VOTING REQUIREMENTS. The Declaration of Trust provides that special meetings of stockholders must be called upon the written request of holders of at least 10% of the outstanding shares of any series of the Trust. The By-laws of Emerging Asia Fund and the Maryland General Corporation Law (Maryland Code) provide that a special meeting of stockholders must be called upon the written request of stockholders representing 25% of the votes entitled to be cast at the meeting.

          Stockholder voting rights for Emerging Asia Fund are based on the number of shares owned (share-based voting), while shareholder voting rights for the New Fund will be based on the total dollar interest in the New Fund (dollar-based voting). Thus, on matters affecting the New Fund as a whole, where each class of the New Fund is required to vote separately on an issue, shareholders of the New Fund who own shares of a class with a lower NAV than other classes in the New Fund would be giving shareholders of the other classes more voting "power" than they otherwise would have if voting rights were share-based. On matters affecting only one class of the New Fund, only shareholders of that class vote on the issue. In this instance, all shareholders of the class would have the same voting rights, since the NAV is the same for all shares in a single class. After the Reorganization, the voting rights of Emerging Asia Fund stockholders will change to reflect those of the New Fund.

          No amendments may be made to the Declaration of Trust, other than amendments necessary to conform the Declaration to certain laws or regulations, to change the name of the Trust, or to make certain non-material changes, without the affirmative vote of the holders of not less than a majority of the Trust's outstanding shares or of the affected series or class, as applicable. Under the Articles of Incorporation of Emerging Asia Fund and the Maryland Code, certain provisions of the Articles of Incorporation of Emerging Asia Fund may be amended upon adoption of a resolution to that effect by certain Directors of Emerging Asia Fund and approval of such resolution by the holders of a majority of the outstanding shares of Emerging Asia Fund. The amendment of certain other provisions requires the affirmative vote of up to three-fourths of the outstanding shares of Emerging Asia Fund entitled to vote thereon.

          (c) STOCKHOLDER MEETINGS. The Trust is not required to hold annual meetings of its shareholders. Subsequent to the Reorganization of Emerging Asia Fund into the New Fund, the New Fund will not be required to hold annual meetings of its shareholders. Prior to this Reorganization, Emerging Asia Fund is required to hold annual stockholders meetings pursuant to the rules of the New York Stock Exchange. The initial Board of Trustees of the Trust and the initial Board of Directors of Emerging Asia Fund were elected by the sole stockholder of the Trust and Emerging Asia Fund, respectively, at the time of its organization and have served and will continue to serve as Trustees or Directors until they resign, die, or are removed. The Trustees of the Trust may be removed for cause by a written instrument signed by at least two-thirds of the remaining Trustees or by vote of shareholders of the Trust holding not less than two-thirds of the votes then outstanding, cast in person or by proxy at any meeting called for that purpose. The By-laws of Emerging Asia Fund permit removal of a Director by the holders of a majority of the outstanding shares of Emerging Asia Fund.

          (d) STOCKHOLDER LIABILITY. Under Massachusetts law, shareholders of the Trust may, under certain circumstances, be held personally liable as partners for the Trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. As a Maryland corporation, the stockholders of Emerging Asia Fund have no personal liability to Emerging Asia Fund or its creditors with respect to their stock, except that a stockholder may be liable to the extent that (1) the subscription price or other agreed consideration for the stock has not been paid, or (2) liability is imposed under any other provision of Maryland law.

          (e) LIABILITY OF DIRECTORS AND TRUSTEES. Under the Declaration of Trust, the Trustees are personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Under the Declaration of Trust, Trustees, officers, agents and employees will be indemnified against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by them in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of their being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which they have been adjudicated to have acted in bad faith or with willful misfeasance, gross negligence or reckless disregard of their duties, provided, however, that as to any matter disposed of by a compromise payment, pursuant to a consent decree or otherwise, no indemnification either for that payment or for any other expenses may be provided unless the Trust has received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of the person seeking indemnification. The Trustees may make advance payments in connection with indemnification, provided that the indemnified person has given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

          Maryland law provides that in addition to any other liabilities imposed by law, a Director of Emerging Asia Fund may be liable to the Fund for voting or assenting to the declaration of any dividend or other distribution of assets to Emerging Asia Fund stockholders that is contrary to Maryland law if it is established that the Director did not act in good faith, in a manner he or she reasonably believed to be in the best interest of Emerging Asia Fund and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In the event of any litigation against the Directors or officers of Emerging Asia Fund, Maryland law permits, and Emerging Asia Fund's By-laws require, Emerging Asia Fund to indemnify a Director or officer for certain expenses and to advance money for such expenses only if he or she demonstrates that he or she acted in good faith and reasonably believed that his or her conduct was in, or not opposed to, the best interest of Emerging Asia Fund and, with respect to a criminal proceeding, he or she had no reasonable cause to believe such conduct was unlawful.

          The foregoing is only a summary of certain of the differences between the Trust's Declaration of Trust and By-laws and Massachusetts law and Emerging Asia Fund's Articles of Incorporation and By-laws and Maryland law. It is not a complete list of differences. Stockholders should refer to the provisions of such Articles of Incorporation, By-laws and Maryland law, and such Declaration of Trust, By-laws and Massachusetts law directly for a more thorough comparison.

                                 MISCELLANEOUS

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR
NOMINEES. Please advise D.F. King & Co., Inc., 77 Water St., 20th Floor, New York, New York, 10005, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

     OTHER BUSINESS. The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

     SHAREHOLDER PROPOSALS. If the Reorganization is approved by the stockholders of Emerging Asia Fund, the New Fund does not intend to hold annual meetings of shareholders in the future. In that event, a shareholder proposal intended to be presented at any subsequent meeting of shareholders of the New Fund must be received by the New Fund a reasonable time before the solicitation by the Board of Trustees of the New Fund relating to such meeting is to be made in order to be considered in the New Fund's proxy statement and form of proxy relating to that meeting. If the Reorganization is not approved, stockholders of Emerging Asia Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent stockholder meeting should send their written proposals by January 20, 1999 to the Secretary, 82 Devonshire Street, Boston, Massachusetts 02109.

                                                                       EXHIBIT 1

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (Agreement) is made as of [September 30], 1998, by and between (i) Fidelity Advisor Emerging Asia Fund, Inc., a Maryland corporation duly registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (1940
Act), with a principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109 (Emerging Asia Fund), and (ii) Fidelity Advisor Series VIII, a Massachusetts business trust (Trust), on behalf of the "Emerging Asia Fund" series of the Trust (Series). The Trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts duly registered as an open-end management company under the 1940 Act with a principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. The Series and Emerging Asia Fund may be referred to herein collectively as the "Funds" or each individually as the "Fund."

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (Code). The reorganization will comprise: (a) the transfer of all of the assets of Emerging Asia Fund to the Series solely in exchange for Class A shares of beneficial interest in the Series (Series Shares) and the assumption by the Series of Emerging Asia Fund's liabilities; and (b) the constructive distribution of such Series shares by Emerging Asia Fund pro rata to its stockholders in complete liquidation, dissolution and termination of Emerging Asia Fund in exchange for all of Emerging Asia Fund's outstanding shares. On the Closing Date (as defined in Section 6), Emerging Asia Fund shall receive a number of full and fractional shares of the Series having an aggregate net asset value equal to the value of the assets of Emerging Asia Fund less the liabilities of Emerging Asia Fund at the Valuation Time (as defined in Section
4), which Emerging Asia Fund shall then distribute pro rata to its stockholders. The foregoing transactions are referred to herein as the "Reorganization."

     In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF EMERGING ASIA FUND. Emerging Asia Fund represents and warrants to and agrees with the Series that:

          (a) Emerging Asia Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

          (b) Emerging Asia Fund is a closed-end management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

          (c) The Prospectus of Emerging Asia Fund, dated March 18, 1994, and any information provided in the annual report of Emerging Asia Fund for the year ended October 31, 1997 pursuant to Rule 8b-16(b) of the 1940 Act and previously furnished to the Series, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Emerging Asia Fund, threatened against Emerging Asia Fund which assert liability on the part of Emerging Asia Fund. Emerging Asia Fund knows of no facts which might form the basis for the institution of such proceedings;

          (e) Emerging Asia Fund is not in, and the execution, delivery, and performance of this Agreement in accordance with its terms will not result in, violation of any provision of its Articles of Incorporation or By-laws, or, to the knowledge of Emerging Asia Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Emerging Asia Fund is a party or by which Emerging Asia Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Emerging Asia Fund is a party or is bound;

          (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Emerging Asia

     Fund at or for the year ended October 31, 1997, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to the Series together with such unaudited financial statements and schedule of investments (including market values) at and for the six month period ended April 30, 1998. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

          (g) Emerging Asia Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as owed by it on its statement of assets and liabilities as of April 30, 1998, and those incurred in the ordinary course of Emerging Asia Fund's business as an investment company since April 30, 1998;

          (h) The proxy statement filed with the Securities and Exchange Commission by Emerging Asia Fund relating to the Reorganization (Proxy Statement) on the date such Proxy Statement is first sent to stockholders of Emerging Asia Fund insofar as it relates to Emerging Asia Fund, (i) complies in all material respects with the provisions of the Securities Act of 1933, as amended (1933 Act), the Securities Exchange Act of 1934, as amended (1934 Act), the 1940 Act, and the rules and regulations thereunder, and (ii) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the stockholders' meeting referred to in Section 7 and on the Closing Date, the Proxy Statement insofar as it relates to Emerging Asia Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (i) All material contracts and commitments of Emerging Asia Fund (other than this Agreement) will be terminated without liability to Emerging Asia Fund on or prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

          (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Emerging Asia Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

          (k) Emerging Asia Fund has filed or will file all federal and state tax returns which, to the knowledge of Emerging Asia Fund's officers, are required to be filed by Emerging Asia Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Emerging Asia Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) Emerging Asia Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all of its prior taxable years and intends to meet such requirements for its current taxable year.

          (m) All of the issued and outstanding shares of Emerging Asia Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Maryland law, and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Emerging Asia Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of stockholders submitted to the Series in accordance with this Agreement;

          (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Emerging Asia Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Emerging Asia Fund to be transferred to the Series pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Emerging Asia Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire Emerging Asia Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course or that are disclosed to the Series) and without any restrictions upon the transfer thereof; and

          (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Emerging Asia Fund, and this Agreement constitutes a valid and binding obligation of Emerging Asia Fund enforceable in accordance with its terms, subject to approval of the stockholders of the Fund.

2. REPRESENTATIONS AND WARRANTIES OF THE SERIES. The Trust, on behalf of the Series, represents and warrants to and agrees with Emerging Asia Fund that:

          (a) The Series is a series of Fidelity Advisor Series VIII, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has or will have prior to the Closing Date all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

          (b) The Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect, and the Series is a new-organized series portfolio of the Trust, and, prior to the Closing Date, the Series has not and shall not have engaged in any business activities other than such activities as are directly related to organization of the Series in anticipation of the Reorganization and any other transactions contemplated hereby;

          (c) Prior to the Closing Date, the Trust shall have on file with the Securities and Exchange Commission an effective Prospectus and Statement of Information for the Series (the "Series Disclosure Documents") contemplating that the Series shall be managed as an open-end fund having the same investment objective as the Emerging Asia Fund, as described in the Proxy Statement, and the Series Disclosure Documents shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of the Trust, threatened against the Series which assert liability on the part of the Series. The Trust knows of no facts which might form the basis for the institution of such proceedings;

          (e) The Trust is not in, and the execution, delivery, and performance of this Agreement in accordance with its terms will not result in, violation of any provision of its Amended and Restated Declaration of Trust or any Supplement thereto or any amendment thereof or Bylaws, or, to the knowledge of the Trust, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust is a party or is bound;

          (f) The Series has no known liabilities of a material nature, contingent or otherwise, other than those incurred in the ordinary course of the Series' business as an investment company;

          (g) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained, or as may be contemplated hereby, under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

          (h) The Trust has filed or will file all federal and state tax returns which, to the knowledge of the Trust's officers, are required to be filed by the Trust and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) The Series has not incurred any tax liabilities in any of the Trust's prior taxable years, the Series will not incur any tax liabilities in the Trust's current taxable year ending on October 31, 1998, and the Trust intends for the Series to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its taxable year ending on October 31, 1999;

          (j) As of the Closing Date, the shares of beneficial interest of the Series to be issued to Emerging Asia Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by the Series, and no shareholder of the Series will have any preemptive right of subscription or purchase in respect thereof;

          (k) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust enforceable in accordance with its terms;

          (l) The Proxy Statement on the date such Proxy Statement is first sent to stockholders of Emerging Asia Fund insofar as it relates to the Trust,
     (i) complies in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the stockholders' meeting referred to in Section 7 and on the Closing Date, the Proxy Statement insofar as it relates to the Trust does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (m) The issuance of the Series Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

          (n) All of the issued and outstanding shares of beneficial interest of the Series have been offered for sale and sold in conformity with the federal securities laws.

3.  REORGANIZATION.

     (a) Subject to the requisite approval of the stockholders of Emerging Asia Fund and to the other terms and conditions contained herein, Emerging Asia Fund agrees to assign, sell, convey, transfer, and deliver to the Series as of the Closing Date all of the assets of Emerging Asia Fund of every kind and nature existing on the Closing Date. The Series agrees in exchange therefor: (i) to assume all of Emerging Asia Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Emerging Asia Fund a number of full and fractional Class A shares of the Series having an aggregate net asset value equal to the value of the assets of Emerging Asia Fund less the liabilities of Emerging Asia Fund, determined as provided for under Section 4.

     (b) The assets of Emerging Asia Fund to be acquired by the Series shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, chooses in action, and other property owned by Emerging Asia Fund, and any deferred or prepaid expenses (other than deferred organizational expenses) shown as an asset on the books of Emerging Asia Fund on the Closing Date. Emerging Asia Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

     (c) The liabilities of Emerging Asia Fund to be assumed by the Series shall include (except as otherwise provided for herein) all of Emerging Asia Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Emerging Asia Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

     (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Emerging Asia Fund will constructively distribute pro rata to its stockholders of record, determined as of the Valuation Time on the Closing Date, the Series Shares in exchange for such stockholders' shares of common stock in Emerging Asia Fund and Emerging Asia Fund will be liquidated and dissolved in accordance with the General Corporation Law of the State of Maryland and Emerging Asia Fund's Articles of Incorporation. Such distribution shall be accomplished by the Series' transfer agent opening accounts on the Series' share transfer to books in the names of the Emerging Asia Fund stockholders and transferring the Series Shares thereto. Each Emerging Asia Fund stockholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Series Shares due that stockholder. All outstanding Emerging Asia Fund shares, including any represented by certificates, shall simultaneously be canceled on Emerging Asia Fund's share transfer records. The Series shall not issue certificates representing the Series Shares in connection with the Reorganization.

     (e) Any reporting responsibility of Emerging Asia Fund is and shall remain its responsibility up to and including the date on which it is terminated.

     (f) Any transfer taxes payable upon issuance of the Series Shares in a name other than that of the registered holder on Emerging Asia Fund's books of the Emerging Asia Fund shares constructively exchanged for the Series Shares shall be paid by the person to whom such the Series Shares are to be issued, as a condition of such transfer.

4.  VALUATION.

     (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (Valuation Time).

     (b) As of the Closing Date, the Series will deliver to Emerging Asia Fund the number of Series Shares having an aggregate net asset value equal to the value of the assets of Emerging Asia Fund transferred hereunder less the liabilities of Emerging Asia Fund, determined as provided in this Section 4.

     (c) The net asset value per share of the Series to be delivered to Emerging Asia Fund, the value of the assets of Emerging Asia Fund transferred hereunder, and the value of the liabilities of Emerging Asia Fund to be assumed hereunder, shall, in each case, be determined as of the Valuation Time.

     (d) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as sub-pricing agent for Emerging Asia Fund and pricing agent for the Series.

5.  FEES; EXPENSES.

     (a) Emerging Asia Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement. Any portfolio transaction expenses incurred in the purchase and sale of securities in connection with the transactions contemplated by this Agreement which may be attributable to the Series will be borne by the Series.

     (b) Each of the Series and Emerging Asia Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6.  CLOSING DATE.

     (a) The Reorganization, together with related acts necessary to consummate the same (Closing), unless otherwise provided herein, shall occur at the principal office of the Fund and the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on a date determined by both the Board of Directors of Emerging Asia Fund and the Board of Trustees of the Series, or at some other time and place agreed to by Emerging Asia Fund and the Series (Closing Date).

     (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Emerging Asia Fund and the net asset value per share of the Series is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

     (c) In the event that, prior to the Closing Date, either the Board of Directors of Emerging Asia Fund or the Trustees of the Trust determine in their sole discretion that it is either impracticable or inadvisable to consummate the Reorganization on the Closing Date due to adverse market developments, such as the imposition of currency controls or otherwise, the parties may determine to delay the Closing Date to such time as shall be mutually agreed by the parties hereto or to terminate this Agreement in its entirety in accordance with the provisions of Section 12 hereof.

7.  STOCKHOLDER MEETING AND TERMINATION OF EMERGING ASIA FUND.

     (a) Emerging Asia Fund agrees to call a meeting of its stockholders, to consider transferring its assets to the Series as herein provided, adopting this Agreement, and authorizing the liquidation of Emerging Asia Fund.

     (b) Emerging Asia Fund agrees that as soon as reasonably practicable after distribution of the Series Shares, Emerging Asia Fund shall be terminated and dissolved pursuant to General Corporation Law of the State of Maryland and its Articles of Incorporation, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Emerging Asia Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.

8.  CONDITIONS TO OBLIGATIONS OF THE SERIES.

     (a) That Emerging Asia Fund furnishes to the Series a statement, dated as of the Closing Date, signed by an officer of Emerging Asia Fund, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Emerging Asia Fund made in this Agreement are true and correct in all material respects and that Emerging Asia Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

     (b) That Emerging Asia Fund furnishes the Series with copies of the resolutions, certified by an officer of Emerging Asia Fund, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of common stock of Emerging Asia Fund;

     (c) That, on or prior to the Closing Date, Emerging Asia Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the stockholders of Emerging Asia Fund substantially all of Emerging Asia Fund's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

     (d) That Emerging Asia Fund shall deliver to the Series at the Closing Date a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Emerging Asia Fund's behalf by its Treasurer or Assistant Treasurer;

     (e) That Emerging Asia Fund's custodian shall deliver to the Series a certificate identifying the assets of Emerging Asia Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to the Series; (ii) Emerging Asia Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

     (f) That Emerging Asia Fund's transfer agent shall deliver to the Series at the Closing a certificate setting forth the number of shares of Emerging Asia Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such stockholder;

     (g) That Emerging Asia Fund calls a meeting of its stockholders to consider transferring its assets to the Series and authorizing the liquidation and termination of Emerging Asia Fund, all as herein provided;

     (h) That Emerging Asia Fund delivers to the Series a certificate of an officer of Emerging Asia Fund, dated as of the Closing Date, that there has been no material adverse change in Emerging Asia Fund's financial position since

April 30, 1998, other than changes in the market value of its portfolio securities, or changes due to dividends paid, or losses from operations; and

     (i) That all of the issued and outstanding shares of common stock of Emerging Asia Fund shall have been offered for sale and sold by Emerging Asia Fund in conformity with all applicable state securities laws and, to the extent that any audit of the records of Emerging Asia Fund or its transfer agent by the Series or its agents shall have revealed otherwise, Emerging Asia Fund shall have taken all actions that in the opinion of the Series are necessary to remedy any prior failure on the part of Emerging Asia Fund to have offered for sale and sold such shares in conformity with such laws.

9.  CONDITIONS TO OBLIGATIONS OF EMERGING ASIA FUND.

     (a) That the Series shall have executed and delivered to Emerging Asia Fund an Assumption of Liabilities, certified by an officer of Fidelity Advisor Series VIII, dated as of the Closing Date pursuant to which the Series assumes all of the liabilities of Emerging Asia Fund existing at the Valuation Time;

     (b) That the Series furnishes to Emerging Asia Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Advisor Series VIII, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and the Series has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

     (c) That Emerging Asia Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Series, to the effect that the Series Shares are duly authorized and upon delivery to Emerging Asia Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by the Series and no shareholder of the Series has any preemptive right of subscription or purchase in respect thereof.

10.  CONDITIONS TO OBLIGATIONS OF THE SERIES AND EMERGING ASIA FUND.

     (a) That the transactions contemplated by this Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of common stock of Emerging Asia Fund;

     (b) That on or before the Closing Date, the Securities and Exchange Commission (SEC) shall have declared effective the Series Disclosure Documents meeting the requirements of Section 2(c) hereof;

     (c) That neither the Directors of Emerging Asia Fund nor the Trustees of the Trust shall not have made and not withdrawn a determination that the Reorganization is either impracticable or inadvisable due to adverse market developments, as described in Section 6(c) hereof;

     (d) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by the Series or Emerging Asia Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Series or Emerging Asia Fund, provided that either party hereto may for itself waive any of such conditions;

     (e) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Series and its counsel, Kirkpatrick & Lockhart LLP, and Emerging Asia Fund and its counsel, Rogers & Wells LLP;

     (f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement; and

     (g) That the Series and Emerging Asia Fund shall have received an opinion of Rogers & Wells LLP satisfactory to the Series and Emerging Asia Fund that for federal income tax purposes:

          (i) The acquisition by the Series of all the assets of Emerging Asia Fund solely in exchange for shares of beneficial interest of the Series and the assumption by the Series of Emerging Asia Fund's liabilities, followed by the distribution by Emerging Asia Fund of the shares of the Series to the stockholders of Emerging Asia Fund pursuant to the complete liquidation of Emerging Asia Fund and in exchange for their Emerging Asia Fund shares will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and Emerging Asia Fund and the Series will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

          (ii) No gain or loss will be recognized to Emerging Asia Fund upon the transfer of all of its assets to the Series, in exchange solely for shares of beneficial interest of the Series and the assumption by the Series of Emerging Asia Fund's liabilities, followed by Emerging Asia Fund's subsequent distribution of those shares to stockholders in liquidation of Emerging Asia Fund.

          (iii) No gain or loss will be recognized by the Series upon receipt of the assets of Emerging Asia Fund in exchange solely for shares of beneficial interest of the Series and its assumption of Emerging Asia Fund's liabilities.

          (iv) The stockholders of Emerging Asia Fund will recognize no gain or loss upon the exchange of the Emerging Asia Fund shares solely for Series shares.

          (v) The basis of Emerging Asia Fund's assets in the hands of the Series will be the same as the basis of those assets in the hands of Emerging Asia Fund immediately prior to the Reorganization.

          (vi) The basis of Series shares in the hands of Emerging Asia Fund stockholders will be the same as their basis in Emerging Asia Fund shares to be exchanged therefor.

          (vii) The Series' holding period with respect to the assets received from Emerging Asia Fund will include the period for which such assets were held by Emerging Asia Fund.

          (viii) The holding period of Series shares to be received by Emerging Asia Fund stockholders will include the period during which Emerging Asia Fund shares to be surrendered in exchange therefor were held, provided such Emerging Asia Fund shares were held as capital assets by those stockholders on the date of the Reorganization.

          (ix) The Reorganization will not result in the termination of Emerging Asia Fund's taxable year and Emerging Asia Fund's tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Series as if there had been no Reorganization.

          (x) The qualification of each of Emerging Asia Fund and the Series as a regulated investment company (a "RIC") under Sections 851 through 855 of the Code will not be affected as a result of the Reorganization, except that, upon the liquidation and dissolution of Emerging Asia Fund, it will no longer qualify as a RIC.

     Notwithstanding anything herein to the contrary, neither Emerging Asia Fund nor the Series may waive the conditions set forth in this subsection 10(g).

11.  COVENANTS OF THE SERIES AND EMERGING ASIA FUND.

     (a) Emerging Asia Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

     (b) The Series covenants that, between the date hereof and the Closing Date, it shall not engage in any business activities other than such activities as are directly related to organization of the Series in anticipation of the Reorganization and any other transactions contemplated hereby;

     (c) Emerging Asia Fund covenants that it is not acquiring the Series Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

     (d) Emerging Asia Fund covenants that it will assist the Series in obtaining such information as the Series reasonably requests concerning the beneficial ownership of Emerging Asia Fund's shares; and

     (e) Emerging Asia Fund covenants that its liquidation and termination will be effected in the manner provided in the General Corporation Law of the State of Maryland and its Articles of Incorporation in accordance with applicable law and after the Closing Date, Emerging Asia Fund will not conduct any business except in connection with its liquidation and termination.

12.  TERMINATION; WAIVER.

     The Series and Emerging Asia Fund may terminate this Agreement by mutual agreement. In addition, either the Series or Emerging Asia Fund may at its option terminate this Agreement at or prior to the Closing Date because:

          (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

          (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     In the event of any such termination, there shall be no liability for damages on the part of Emerging Asia Fund or the Series, or their respective Trustees or officers.

13.  SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

     (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

     (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Series or Emerging Asia Fund; provided, however, that following the stockholders' meeting called by Emerging Asia Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be paid to Emerging Asia Fund stockholders under this Agreement to the detriment of such stockholders without their further approval.

     (c) Except as expressly provided otherwise herein, either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

     (d) The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14.  DECLARATIONS OF TRUST.

     A copy of the Series' Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as trustees, and not individually and that the obligations of the Trust under this instrument are not binding upon any of the Trust's Trustees, officers, or shareholders, as the case may be, individually but are binding only upon the assets and property of the Trust. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees or Directors of such Fund.

15.  ASSIGNMENT.

     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

SIGNATURE LINES OMITTED

        Vote  this proxy card TODAY! Your prompt response will save the expense of additional mailings.


           Return the proxy card in the enclosed envelope or mail to:


                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.

_______________________________________________________________________________
FIDELITY ADVISOR EMERGING ASIA FUND, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Robert C. Pozen, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Emerging Asia Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the office of the fund at 82 Devonshire St., Boston, MA 02109, on November 18, 1998 at 1:00 p.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.


                                    NOTE: Please sign exactly as your name
                                    appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date _______________________________ , 1998



                                    Signature(s) (Title(s), if applicable)
                                    PLEASE SIGN, DATE, AND RETURN
                                    PROMPTLY IN ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of this matter. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:
______________________________________________________________________________

==============================================================================



1.       To elect as Directors the two nominees specified below:         [   ] FOR all              [    ] WITHHOLD
         Edward C. Johnson 3d and Bertram M. Witham, Jr.                 nominees listed            authority to vote
         (Instruction:  To withhold authority to vote for any            (except as marked to       for all nominees
         individual nominee(s), write the name(s) of the                 the contrary below)
         nominee(s) on the line below.)

         ___________________________________

2.       To ratify the selection of PricewaterhouseCoopers LLP           FOR [  ]                   AGAINST [  ]
         as independent accountants of Emerging Asia Fund.

3.       To approve the Reorganization of Emerging Asia Fund             FOR [  ]                   AGAINST [  ]
         and, in connection therewith, to approve, as described
         in the related Notice of Meeting (i) the amendment of
         a fundamental investment restriction of Emerging Asia
         Fund, (ii) a new Investment Management Agreement for
         the New Fund, (iii) new Sub-Advisory Agreements for
         the New Fund, (iv) a Distribution and Service Plan
         with respect to the Class A shares of the New Fund,
         and (v) the elimination of Emerging Asia Fund's annual
         tender offer undertaking.

4.       To make Emerging Asia Fund's current fundamental                FOR [ ]                    AGAINST [ ]
         65% "name test" investment policy non-fundamental.



5.       To adopt a new fundamental investment policy permitting         FOR [  ]                   AGAINST [  ]
         Emerging Asia Fund to invest all of its assets in another
         open-end investment company managed by FMR or an
         affiliate with substantially the same investment
         objective and policies as Emerging Asia Fund.
================================================================================================================
